UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report February 28, 2014

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	NCDIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	NIMEX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCIX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	NLPIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLIGX
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGRX

NUVEEN INVESTMENTS TO BE ACQUIRED BY TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your Fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your Fund’s sub-adviser(s) will continue to manage your Fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your Fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the Funds and NFAL and the investment sub-advisory agreements between NFAL and each Fund’s sub-adviser(s). New agreements will be presented to the Funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Must be preceded by or accompanied by a prospectus. NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Despite headwinds from slow growth, fiscal and political uncertainty in many countries and some fragile economies around the world, domestic and international equity markets increased significantly in 2013. The emerging markets equity sector was an exception. Other sectors, such as real estate, were flat to down a bit and commodities were notably negative in total return performance. The fixed income market also experienced losses in many sectors.

U.S. equities in particular hit numerous all-time highs during the past year, exceeding prior rising market trends. Europe and Asia struggled with political and financial stresses but Europe’s improving GDP in the second half provided hope that the region can exit recession. In Japan, the economic policies advocated by Prime Minister Shinzo Abe became a positive influence on the economy as deflationary pressures declined, while the economy in China started to stabilize due to monetary easing and supply side reforms. On the domestic front, the Federal Reserve stimulus continued throughout the year but discussion of reductions in the stimulus program caused historically low rates to rise and added to concern that interest rates could rise quickly in the near future. This provided challenges for fixed income investors.

The Federal Reserve’s decision to slow down its bond buying program beginning in December 2013, and the federal budget compromise over government spending into early 2015 were positive signs that the domestic economy is moving forward. We are beginning to experience an economy that can provide encouraging conditions for GDP growth, job growth and low inflation. Additionally, downward trending unemployment and a continuing rebound in the housing market adds to a positive economic scenario going forward.

However, the current year has experienced a tumultuous start. It is in these particularly volatile markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 22, 2014

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

Nuveen Growth Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Core Plus Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments. Robert C. Doll, CFA, is a portfolio manager for each of the Funds. Mr. Doll is chief equity strategist and a senior portfolio manager at NAM. For the Nuveen Equity Long/Short Fund, Anthony R. Burger, CFA, and Scott M. Tonneson, CFA, serve as portfolio managers along with Mr. Doll. Mr. Burger is the director of quantitative equity research and a portfolio manager and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series. For the Nuveen Growth Fund, Nancy M. Crouse, CFA served as portfolio manager of the Fund along with Mr. Doll. Effective March 31, 2014 (subsequent to the close of this reporting period), Mr. Doll will serve as the sole portfolio manager for the Fund.

We recently spoke with the portfolio managers about the key investment strategies and performance of the Funds for the six-month reporting period ended February 28, 2014.

How did the Funds perform during the six-month reporting period ended February 28, 2014?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2014. The Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and peer group average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period ended February 28, 2014? How did these strategies influence performance?

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies. The investment team selects securities using the same basic approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their own unique industry perspectives to select holdings. The investment team seeks to invest primarily in companies that

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the six-month reporting period, the Fund outpaced its benchmarks benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Performance was also aided by an overweight position in the health care sector and an underweight in the consumer staples sector. In addition, stock selection was particularly strong in the health care, industrials and information technology sectors.

Two holdings from the health care sector benefited the Fund during the reporting period: Cardinal Health Inc. and McKesson Corp. Cardinal Health reported better-than-expected earnings and revenues, but also gave upbeat forward looking guidance. The company continues to see growth from its branded and generic prescription business, as well as growth from existing and new customers. Also, drug distribution company McKesson saw its stock price advance due to its acquisition announcement of Celesio, a European pharmacy and wholesale company. The combined entity is expected to improve forward growth prospects. In information technology, hard disk drive manufacturer Western Digital Corp. benefited from a consolidated industry, which allowed the company to have more disciplined pricing. Also in that sector, a position in Hewlett-Packard Co. proved helpful. Shares of this designer and manufacturer of personal computers, printers and storage devices advanced as the company benefited from management’s aggressive efforts to cut costs, streamline operations and focus on business services. Finally, in the consumer discretionary sector, shares of both broadband cable systems provider Time Warner Cable Inc. and satellite television provider DirecTV advanced during the reporting period. After many months of speculation regarding potential suitors for Time Warner Cable, Comcast finally came forward with an attractive offer that was deemed acceptable by management. DirecTV continued to execute well in both the U.S. and Latin America with strong subscription growth. DirecTV’s business model is also providing substantial cash flow that the company has used in part for share buybacks, which are expected to continue.

In terms of detractors, our emphasis on stocks with higher leverage, as measured by a higher debt/equity ratio, was detrimental as these stocks underperformed during the reporting period. In addition, several individual holdings detracted in the consumer discretionary and information technology sectors.

For example, Ford Motor Company’s stock underperformed after the company issued guidance around its plans to launch 23 new models throughout 2014. Meanwhile, shares of discount retail chain Target Corp. fell based on news of disappointing traffic trends, continued challenges in its Canadian division and headlines surrounding credit/debit card data breaches.

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend paying equity securities. The investment team selects securities using the same basic approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their own unique industry perspectives to select holdings. The investment team seeks to invest primarily in companies that pay dividends and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

6	Nuveen Investments

During the six-month reporting period, the Fund outperformed its benchmarks benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Performance was also aided by underweight positions in the consumer staples and energy sectors. In addition, stock selection was particularly strong in the industrials sector.

Favorable results in industrials were led by a position in Southwest Airlines Co. The company, which operates mostly domestic flights and some closer international destinations, continued to execute well as it benefited from improving traffic trends and a better-than-expected cost outlook into 2014. Another outperformer in the industrials sector was Pitney Bowes Inc., a developer of software, hardware and services to help companies grow their businesses by more effectively managing their physical and digital communications. After outperforming for the Fund in the previous reporting period, the company again reported strong quarterly results, driven by strength from its digital commerce division as well as further execution of longer-term goals with divestitures of non-core businesses and cost reductions. In materials, a position in paper products company Domtar Corp. was helpful as it benefited from rising softwood pulp prices. The company’s announced acquisition of Indas, an adult diaper maker, should help boost operating margins and gain exposure to the Pan-European growth markets. Finally, although consumer discretionary in general was not a standout area for the Fund, one of our strongest performers was found in the sector. Wynn Resorts Ltd., a developer of luxury casino resort properties, saw its stock advance significantly. The company is benefiting from improved gaming activity coming out of the Chinese gaming enclave of Macau, which makes up about 75% of its earnings stream.

In terms of detractors, we generally favored stocks with higher dividend yields in the Fund, which hindered results as these stocks underperformed during the reporting period. Also, an overweight stance in telecommunications hurt the Fund’s return as it was the weakest performing sector within the Russell 1000® Index. In addition, stock selection in the information technology sector overall was not successful during the reporting period.

In the consumer discretionary sector, shares of leading video game distributor GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the holidays as well as increased competition from Sony’s new PlayStation streaming service. In addition, Ford Motor Company’s stock underperformed after the company issued guidance around its plans to launch 23 new models throughout 2014.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index, but outperformed its Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Index and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their unique industry perspectives to select holdings. We seek to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are designed to perform inversely to the market.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

During the six-month reporting period, the Fund outperformed its Lipper classification average benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Performance was also aided by underweight positions in consumer staples and energy, two sectors that fell short of the overall Russell 1000® Index return. In addition, stock selection was particularly strong in the materials and consumer staples sectors.

A long position in health care firm Endo International PLC aided results. Endo benefited from strong quarterly earnings combined with the announced acquisition of Paladin Labs, a Canadian specialty pharmaceutical company, which is expected to be immediately beneficial. In materials, a long position in paper products company Domtar Corp. was helpful as it benefited from rising softwood pulp prices. Domtar’s announced acquisition of Indas, an adult diaper maker, should help boost operating margins and gain exposure to the Pan-European growth markets. Favorable results in consumer staples were driven by long positions in Safeway Inc. Although food retailer Safeway reported mixed second quarter results, the announcement of the sale of its Canadian assets was welcomed by the market as the company continues to look for ways to pay down debt. Strong results in the industrials sector were led by long positions in both Southwest Airlines Co. and Delta Air Lines Inc. Southwest, which operates mostly domestic flights and some closer international destinations, continued to execute well as it benefited from improving traffic trends and a better-than-expected cost outlook into 2014. Meanwhile, Delta reported better-than-expected revenue and earnings. The company benefited from the implementation of a dividend and share repurchase program earlier in 2013. Delta also closed on the partial acquisition of Virgin Atlantic, an international carrier, which will strengthen its transatlantic business starting in 2014.

The Fund also experienced two successful shorts in the consumer sectors. Department store operator J.C. Penney Company Inc. reported disappointing quarterly results due to declining comp-store sales and earnings per share. Liquidity concerns surrounding this potential turnaround story have also weighed heavily on its stock price. In addition, shares of organic supermarket chain Fresh Market Inc. fell due to the combination of increasing competition in the grocery sector and challenges with new stores opened in California and Texas, which caused investors to recalibrate future expectations.

Conversely, the Fund fell short of its Russell 1000® benchmark as we generally favored stocks with higher dividend yields, which hindered performance as these names underperformed during the reporting period. Also, an underweight stance in information technology hurt results as it was one of the strongest performing sectors within the Russell 1000® Index. Several positions in the consumer discretionary and information technology sectors also hurt Fund results versus the benchmark during the six-month reporting period.

In consumer discretionary, long positions in leading video game distributor GameStop Corp. and electronics retailer Best Buy Co. Inc. detracted. GameStop’s stock came under pressure after the company reported a greater-than-expected decline in sales during the holidays as well as increased competition from Sony’s new PlayStation streaming service. In the case of Best Buy, after tripling in value during 2013, its shares fell substantially in the final two months of the reporting period. In January, Best Buy reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. At the same time, the company’s aggressive price cuts to compete with the likes of Amazon.com lowered profit margins. Also, a long position in oil and gas exploration and production company Apache Corp. proved detrimental as the company showed a sharp drop in quarterly profits due to poor weather conditions that lowered production levels. Additionally, a long position in Neustar Inc., a provider of real-time information and analytics to a wide variety of industries, hindered results. The company unexpectedly received news that its Number Portability Administration Center (NPAC) contract with the Federal Communications Commission (FCC) would not be automatically renewed, causing investors to lose some confidence in that future revenue stream.

A short position in online game developer Zynga Inc. was not successful. Despite challenges for much of 2013, Zynga’s fourth-quarter results were much better than expected, driven by strong bookings and more headcount reductions than anticipated as the company continues to realign its cost structure.

8	Nuveen Investments

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed the BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Index and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector specific analysts, using their unique industry perspectives to select holdings. We seek to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the six-month reporting period, the Fund’s preference for higher momentum stocks (those that have recently performed well) benefited performance as they generally outpaced lower momentum stocks. Fund results were also particularly aided by security selection in the health care and industrials sectors.

The Fund outperformed its benchmark during the reporting period primarily due to strong stock selection. In industrials, favorable results were led by a long position in Southwest Airlines Co. The company, which operates mostly domestic flights and some closer international destinations, continued to execute well as it benefited from improving traffic trends and a better-than-expected cost outlook into 2014. In consumer staples, a long position in Nu Skin Enterprises Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward as it continued to report stronger-than-expected earnings, revenues and margins while raising forward-looking guidance. The company’s recently held investor day highlighted Nu Skin’s emerging opportunities in Asia and deep product pipeline. Meanwhile, in the health care sector, a long position in United Therapeutics Corp., proved beneficial. This biotechnology company benefited significantly from the FDA’s surprise approval of Orenitram, an oral drug used to improve exercise capacity for those struggling with pulmonary arterial hypertension. Also, a long position in paper products company Domtar Corp. from the materials sector aided results. Domtar benefited from rising softwood pulp prices as well as its announced acquisition of Indas, an adult diaper maker, which should help boost operating margins and gain exposure to the Pan-European growth markets.

Meanwhile, the Fund’s short position in ARIAD Pharmaceuticals Inc. proved helpful as its shares plummeted based on news that the company’s drug Iclusig, used to treat chronic myeloid leukemia, was put on partial clinical hold by the FDA. The Fund also benefited from a successful short position in department store J.C. Penney Company Inc. The company reported disappointing quarterly results due to declining comp-store sales and earnings per share. Also, liquidity concerns surrounding this potential turnaround story have weighed heavily on its stock price. In addition, shares of Rackspace Hosting Inc., a cloud-computing and web-hosting company, declined after revenue fell short of expectations. Investors grew concerned about Rackspace Hosting’s future growth rate as the company’s current business model transition to the cloud is happening at a much slower pace than anticipated.

In terms of detractors, we generally favored stocks with higher dividend yields in the Fund, which hindered performance as these stocks underperformed. Several short positions in stocks that performed strongly, particularly in the energy and consumer sectors, also hurt Fund results versus the benchmark during the six-month reporting period.

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

For example, short positions in Cheniere Energy Inc., Tesla Motors Inc., D.R. Horton Inc. and Constellation Brands Inc. were a drag on Fund performance. Shares of Cheniere Energy, which is engaged in liquefied natural gas (LNG) related businesses, advanced significantly as the company benefited from progress in its build-out of additional liquefaction trains and the potential cash flow expected from them. Continued optimism in securing additional LNG sales agreements also helped this name during the reporting period. In the case of high-tech electric luxury vehicle manufacturer Tesla, after investors took profits in this high expectation story during the fourth quarter, its stock price rose again significantly in the final two months of the reporting period due to good execution of its supercharger network and expansion into Europe and Asia. In addition, shares of home builder D.R. Horton advanced during the reporting period. Despite a challenging environment for many builders in the first half of 2013, the housing market continued to show improvement toward the end of the year. D.R. Horton executed well relative to its peers based on a higher number of closings and better margins than many had forecasted. Finally, Constellation Brands Inc., a global producer and distributor of wine, beer and spirits, experienced a stock rise as the firm reported strong quarterly results and upbeat guidance during the reporting period. While already the world’s largest premium wine company owing to brands such as Robert Mondavi and Clos du Bois, Constellation also benefited from growth initiatives including its recent acquisition of Grupo Modelo’s U.S. beer business from Anheuser-Busch.

Several long positions also detracted including financial company Nationstar Mortgage Holdings Inc. Its shares fell after reporting disappointing third quarter results on lower-than-expected mortgage origination revenue. In information technology, electronics designer and manufacturer Jabil Circuit Inc. faced challenges from weaker-than-expected demand for the iPhone 5c, as well as costs associated with the announced divestiture of its aftermarket services business. Finally, in consumer discretionary, leading video game distributor GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the holidays as well as increased competition from Sony’s new PlayStation streaming service.

Nuveen Growth Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Russell 1000® Growth Index and the Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. The investment team selects securities using the same basic approach used with all of the funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000®Growth Index, which are primarily large-cap growth-oriented companies, and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their own unique industry perspectives to select growth-oriented holdings. The investment team seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the six-month reporting period, the Fund underperformed its benchmarks as an underweight to stocks that show more variation in earnings was not beneficial. Also, the Fund’s average cash position of slightly less than 4% was a drag on results during a time frame in which the Russell 1000® Growth Index rose more than 17%. In addition, stock selection in the consumer discretionary and energy sectors was weak. For example, the stock price of leading coffeehouse chain Starbucks Corporation showed lackluster growth over the reporting period. Investors cooled off from this growth story due to a combination of modest growth in the U.S., rapidly rising coffee prices and management trying to recalibrate investors’ expectations. Additionally, in information technology, LinkedIn Corp. gave back some of its solid gains. The company’s previously strong growth rate showed a modest deceleration and investors became concerned that the shift from desktop to mobile device usage would cause advertising growth to weaken.

10	Nuveen Investments

Conversely, the Fund benefited from an underweight in stocks that produce a dividend yield, as these generally underperformed during the reporting period. Performance was also aided by an overweight position in the health care sector and an underweight in consumer staples. Stock selection was also reasonably strong in the health care and financial sectors.

Two health care holdings benefited the Fund during the reporting period: McKesson Corp. and Allergan, Inc. Drug distribution company McKesson saw its stock price advance due to its acquisition announcement of Celesio, a European pharmacy and wholesale company. The combined entity is expected to improve forward growth prospects. Allergan, which focuses on ophthalmic and other specialty drugs, benefited from strong Botox revenue growth within Europe in the third quarter. The company also expects to see revenue growth from its overactive bladder and migraine products as it increases sales efforts. Satellite TV provider DirecTV advanced during the reporting period as the company continued to execute well in both the U.S. and Latin America with strong subscription growth. DirecTV’s business model is also providing substantial cash flow that the company has used in part for share buybacks, which are expected to continue. In financials, shares of LPL Financial Holdings Inc., the largest independent broker/dealer in the U.S., marched steadily upward. The company is benefiting from the growing trend of financial advisors leaving their current firms and becoming independent registered investment advisors. LPL Financial is also a beneficiary of increased retail activity and the prospect of higher interest rates down the road.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same basic approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities in the Russell 1000® Index, which are primarily large-cap companies, the investment team uses a multi-factor quantitative ranking process to identify potential holdings. The investment team then applies a fundamental overlay from NAM’s team of sector specific analysts, using their unique industry perspectives to select holdings. We seek to invest primarily in companies that exhibit improving business fundamentals, strong managements, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the six-month reporting period, the Fund outperformed its benchmarks benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Performance was also aided by an overweight position in the industrials sector and an underweight in the energy sector. Stock selection was also particularly strong in the industrials and health care sectors.

Favorable results in the industrials sector were led by a position in Southwest Airlines Co. The company, which operates mostly domestic flights and some closer international destinations, continued to execute well as it benefited from improving traffic trends and a better-than-expected cost outlook into 2014. In the materials sector, paper products company Domtar Corp. was a strong performer. Domtar benefited from rising softwood pulp prices as well as its announced acquisition of Indas, an adult diaper maker, which should help boost operating margins and gain exposure to the Pan-European growth markets. Also, one of the Fund’s strongest performing stocks was found in the consumer discretionary sector. Wynn Resorts Ltd., a developer of luxury casino resort properties, saw its stock advance significantly. The company is benefiting from improved gaming activity coming out of the Chinese gaming enclave of Macau, which makes up about 75% of its earnings stream. In the consumer staples sector, Nu Skin Enterprises Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward as it continued to report stronger-than-expected earnings, revenues and margins while raising forward-looking guidance. The company’s recently held investor day highlighted Nu Skin’s emerging opportunities in Asia and deep product pipeline.

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

In terms of detractors, our emphasis on stocks with higher leverage, as measured by a higher debt/equity ratio, was detrimental as these stocks underperformed during the reporting period. Also, an overweight stance in telecommunications hurt Fund results as it was the weakest performing sector in the Russell 1000® Index. In addition, several individual holdings detracted in the consumer discretionary, financial and information technology sectors.

After tripling in value during 2013, shares of leading electronics retailer Best Buy Co. Inc. fell substantially in the final two months of the reporting period. In January, Best Buy reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. At the same time, the company’s aggressive price cuts to compete with the likes of Amazon.com lowered profit margins. Likewise, shares of leading video game distributor GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the holidays as well as increased competition from Sony’s new PlayStation streaming service. However, the information technology sector was the Fund’s greatest source of weakness, primarily due to an underweight position in internet giant Google Inc. Its shares advanced as the company reported revenues and earnings that exceeded expectations based on improving pricing and lower-than-expected costs. In addition, evidence continues to grow that two important emerging trends for Google, accessing the internet via mobile devices and watching video over the internet, are gaining momentum.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same basic approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities in the Russell 1000® Index, which are primarily large-cap companies, and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their unique industry perspectives to select holdings. We seek to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long market value versus short market value); however, the long and short positions will vary in size as market conditions change. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

During the six-month reporting period, the Fund outpaced its benchmarks benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Performance was also aided by an underweight position in the energy sector and an overweight in the industrials sector. Stock selection was also particularly strong in the industrials and health care sectors.

In industrials, favorable results were led by a long position in Southwest Airlines Co. The company, which operates mostly domestic flights and some closer international destinations, continued to execute well as it benefited from improving traffic trends and a better-than-expected cost outlook into 2014. A long position in Delta Air Lines Inc. also outperformed as the company reported better-than-expected revenue and earnings. Delta is benefiting from the implementation of a dividend and share repurchase program in 2013. It also closed on the partial acquisition of international carrier Virgin Atlantic, which will strengthen its transatlantic business this year. Although consumer discretionary generally was not a standout area for the Fund, one of our strongest performers was found in the sector. A long position in Wynn Resorts Ltd., a developer of luxury casino resort properties, was beneficial as its shares advanced significantly during the reporting period. The company is experiencing improved gaming activity coming out of the Chinese gaming enclave of Macau, which makes up about 75% of its earnings stream. In materials, a long position in paper products company Domtar Corp. was helpful as the company benefited from rising softwood pulp prices. Domtar’s announced acquisition of Indas, an adult diaper maker, should help boost operating margins and gain exposure to the Pan-European growth markets.

12	Nuveen Investments

In health care, the Fund’s short position in ARIAD Pharmaceuticals Inc. proved beneficial as its shares plummeted based on news that the company’s drug Iclusig, used to treat chronic myeloid leukemia, was put on partial clinical hold by the FDA. A short position in department store J. C. Penney Company Inc. from the consumer discretionary sector was also a success. The company reported disappointing quarterly results due to declining comp-store sales and earnings per share. Also, liquidity concerns surrounding this potential turnaround story have weighed heavily on its stock price. In the energy sector, the Fund’s short position in exploration and production company Cobalt International Energy Inc. aided results. Its stock price fell to a 52-week low based on news that one of its Aegean exploratory wells in the Gulf of Mexico will be plugged and abandoned.

Although the Fund outperformed during the reporting period, we had several areas that detracted. For example, we generally favored stocks with higher dividend yields in the Fund, which hindered performance as these names underperformed. Also, an overweight stance in telecommunications hurt Fund results as it was the worst performing sector in the Russell 1000® Index during the six-month reporting period.

Stock selection in the information technology sector was the Fund’s greatest source of weakness, primarily due to an underweight position in internet giant Google Inc. Its shares advanced as the company reported revenues and earnings that exceeded expectations based on improving pricing and lower-than-expected costs. In addition, evidence continues to grow that two important emerging trends for Google, accessing the internet via mobile devices and watching video over the internet, are gaining momentum. Also, a long position in Apache Corp. proved detrimental as the company showed a sharp drop in quarterly profits due to poor weather conditions that lowered production levels. A long position in financial firm Nationstar Mortgage Holdings Inc. detracted after the company reported disappointing third-quarter results on lower-than-expected mortgage origination revenue. Also, a long position in AGCO Corp., a manufacturer and distributor of agricultural equipment and replacement parts, performed poorly during the reporting period. Although ACGO is navigating the mixed economic environment across the U.S., Europe and Latin America well, the company’s limited forward visibility and lower crop prices put caution into this stock.

In addition, several short positions detracted including Cheniere Energy Inc., Tesla Motors Inc. and D.R. Horton Inc. Shares of Cheniere Energy, which is engaged in liquefied natural gas (LNG) related businesses, advanced significantly during the reporting period as the company benefited from progress in its build-out of additional liquefaction trains and the potential cash flow expected from them. Also, continued optimism in securing additional LNG sales agreements benefited this stock. In the case of high-tech electric luxury vehicle manufacturer Tesla, after investors took profits in this high expectation story during the fourth quarter, its stock price rose again significantly in the final two months of the reporting period due to good execution of its supercharger network and expansion into Europe and Asia. In addition, shares of home builder D.R. Horton advanced during the reporting period. Despite a challenging environment for many builders in the first half of 2013, the housing market continued to show improvement toward the end of the year. D.R. Horton executed well relative to its peers based on a higher number of closings and better margins than many had forecasted.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index, but underperformed the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, the investment team uses a multi-factor quantitative ranking process to identify potential holdings. The investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their unique industry perspectives to select growth-oriented holdings. We seek to invest primarily in companies that exhibit improving business fundamentals, strong managements, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing, instead we prefer to buy and hold companies that we believe can grow earnings and revenues throughout various business and market cycles.

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

During the six-month reporting period, the Fund outperformed the Russell 1000® Growth Index benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. Fund results were also aided by underweight positions in consumer staples and energy, two sectors that fell short of the overall Russell 1000® Growth Index return. Stock selection was also particularly strong in the consumer staples and industrials sectors.

Regarding individual holdings, favorable results in consumer staples were led by Nu Skin Enterprises Inc. Nu Skin, a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price revalued upward as it continued to report stronger-than-expected earnings, revenues and margins while raising forward-looking guidance. The company’s recently held investor day highlighted Nu Skin’s emerging opportunities in Asia and deep product pipeline. Strong results in the industrials sector were led by a position in Delta Air Lines Inc., which reported better-than-expected revenue and earnings. The company benefited from the implementation of a dividend and share repurchase program earlier this year. Delta also closed on the partial acquisition of Virgin Atlantic, an international carrier, which will strengthen its transatlantic business starting in 2014. Although consumer discretionary in general was not a standout area for the Fund during the reporting period, one of its strongest performing stocks was found in the sector. Wynn Resorts Ltd., a developer of luxury casino resort properties, saw its stock advance significantly. The company is benefiting from improved gaming activity coming out of the Chinese gaming enclave of Macau, which makes up about 75% of its earnings stream.

Conversely, the Fund fell short of its peer group as we generally favored stocks with higher dividend yields in the Fund, which hindered performance as these names underperformed. Also, an overweight stance in telecommunications hurt results as it was the weakest performing sector within the Russell 1000® Growth Index during the six-month reporting period. In addition, with the exception of Wynn Resorts noted earlier, stock selection in the consumer discretionary sector was particularly weak over the reporting period.

After tripling in value during 2013, shares of leading electronics retailer Best Buy Co. Inc. fell substantially in the final two months of the reporting period. In January, Best Buy reported a decline in holiday sales, which caused investors to call into question its CEO’s turnaround strategy. At the same time, Best Buy’s aggressive price cuts to compete with the likes of Amazon.com lowered the company’s profit margins. Also, shares of closeout retailer Big Lots Inc. fell after quarterly results released in early December caught investors off guard with lower-than-expected revenue and earnings. This news, along with the announcement that Big Lots would be exiting its struggling Canadian operations, caused investors to react negatively. However, the information technology sector was the Fund’s greatest source of weakness, primarily due to an underweight position in internet giant Google Inc. Its shares advanced as the company reported revenues and earnings that exceeded expectations based on improving pricing and lower-than-expected costs. In addition, evidence continues to grow that two important emerging trends for Google, accessing the internet via mobile devices and watching video over the internet, are gaining momentum.

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2014.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks in the Russell 1000® Value Index. The investment team selects securities using the same basic approach used with all of the Funds in the Large Cap Equity Series, which balances fundamental analysis with quantitative techniques. Starting with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies, and using a multi-factor quantitative ranking process to identify potential holdings, the investment team then applies a fundamental overlay from NAM’s team of sector-specific analysts, using their own unique industry perspectives to select approximately 90-125 holdings for the Fund from among those candidates.

During the six-month reporting period, the Fund outperformed its benchmarks benefiting from a preference for higher momentum stocks (those that have recently performed well) as they generally outpaced lower momentum stocks. The Fund was also aided by an overweight position in the industrials sector and an underweight in energy. Stock selection was also reasonably strong in the industrials and health care sectors.

14	Nuveen Investments

Regarding individual holdings, favorable stock selection in the industrials sector was led by a position in Delta Air Lines Inc., as it reported better-than-expected revenue and earnings. The company benefited from the implementation of a dividend and share repurchase program earlier this year. Delta also closed on the partial acquisition of Virgin Atlantic, an international carrier, which will strengthen its transatlantic business starting in 2014. In materials, a position in paper products company Domtar Corp. outperformed for the Fund. The company benefited from rising softwood pulp prices as well as its announced acquisition of Indas, an adult diaper maker, which should help boost operating margins and gain exposure to the Pan-European growth markets. Additionally, the Fund benefited from its underweight position in large energy producer Chevron Corp. during the reporting period. Despite higher oil prices, Chevron underperformed its energy sector peers as the company struggled to increase production, while informing investors that increased capital expenditures and additional time were needed in order to complete its Gordon LNG project in Australia. A position in Western Digital Corp., a manufacturer of hard disk drives, benefited from a consolidated industry, which allowed the company to have more disciplined pricing.

In terms of detractors, our emphasis on stocks with higher leverage, as measured by a higher debt/equity ratio, was detrimental as these stocks underperformed during the reporting period. Also, an overweight stance in telecommunications hurt Fund results as it was the only sector in the Russell 1000® Value Index to fall into negative territory during the six-month reporting period. In addition, stock selection in the consumer discretionary sector was particularly weak over this time frame.

After tripling in value during 2013, shares of leading electronics retailer Best Buy Co. Inc. fell substantially in the final two months of the reporting period. In January, Best Buy reported a decline in holiday sales, which caused investors to call its CEO’s turnaround strategy into question. At the same time, the company’s aggressive price cuts to compete with the likes of Amazon.com lowered profit margins. Likewise, shares of leading video game distributor GameStop Corp. came under pressure after the company reported a greater-than-expected decline in sales during the holidays as well as increased competition from Sony’s new PlayStation streaming service. Meanwhile, in the energy sector, refiner Marathon Petroleum Corp. was a significant detractor. The company issued a tough quarterly report as the refining group as a whole struggled during the reporting period. Weak crack spreads (the difference between the price of crude oil and the petroleum products extracted from it) and the WTI-Brent spread were cited as headwinds. Finally, a position in AGCO Corp., a manufacturer and distributor of agricultural equipment and replacement parts, performed poorly during the reporting period. Although ACGO is navigating the mixed economic environment across the U.S., Europe and Latin America well, the company’s limited forward visibility and lower crop prices put caution into this stock.

Nuveen Investments	15

Risk

Considerations

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

16	Nuveen Investments

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	17

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following nine pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

18	Nuveen Investments

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	23.93%	21.83%
Class A Shares at maximum Offering Price	16.81%	14.82%
Russell 1000® Index**	15.67%	16.28%
Lipper Large-Cap Core Funds Classification Average**	14.71%	14.88%

Class C Shares	23.42%	21.14%
Class I Shares	24.02%	21.97%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	21.48%	22.33%
Class A Shares at maximum Offering Price	14.49%	15.29%
Class C Shares	21.04%	21.59%
Class I Shares	21.66%	22.58%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.98%	6.73%	5.73%
Net Expense Ratios	1.21%	1.97%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	18.36%	20.25%
Class A Shares at maximum Offering Price	11.55%	13.34%
Russell 1000® Index**	15.67%	16.28%
Lipper Equity Income Funds Classification Average**	11.97%	11.34%

Class C Shares	17.91%	19.56%
Class I Shares	18.50%	20.40%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	15.61%	21.50%
Class A Shares at maximum Offering Price	8.96%	14.51%
Class C Shares	15.21%	20.73%
Class I Shares	15.76%	21.67%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	5.60%	6.35%	5.35%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	11.16%	21.16%	16.34%	12.71%
Class A Shares at maximum Offering Price	4.77%	14.18%	14.98%	11.43%
Russell 1000® Index**	15.67%	26.34%	23.63%	18.62%
Lipper Long/Short Equity Funds Classification Average**	8.68%	13.50%	10.69%	9.40%

Class C Shares	10.73%	20.23%	15.46%	11.86%
Class I Shares	11.29%	21.42%	16.63%	12.99%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	9.08%	18.72%	15.57%	12.63%
Class A Shares at maximum Offering Price	2.80%	11.89%	14.22%	11.36%
Class C Shares	8.67%	17.83%	14.70%	11.77%
Class I Shares	9.23%	19.00%	15.87%	12.91%

Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	15.09%	12.43%	11.51%
Net Expense Ratios	4.18%	4.93%	3.93%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, (including prime broker fees and charges on short sales) dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	3.37%	6.11%
Class A Shares at maximum Offering Price	(2.57)%	0.01%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index**	0.03%	0.04%
Lipper Equity Market Neutral Funds Classification Average**	2.85%	2.56%

Class C Shares	2.98%	5.56%
Class I Shares	3.47%	6.26%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	4.01%	6.87%
Class A Shares at maximum Offering Price	(1.97)%	0.72%
Class C Shares	3.62%	6.27%
Class I Shares	4.15%	7.07%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	4.25%	5.00%	4.00%
Net Expense Ratios	3.71%	4.46%	3.46%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.70%	26.13%	18.99%	4.98%
Class A Shares at maximum Offering Price	9.98%	18.89%	17.59%	4.19%
Russell 1000® Growth Index**	17.84%	29.14%	24.02%	8.38%
Lipper Multi-Cap Growth Funds Classification Average**	19.24%	31.97%	23.94%	7.64%

Class C Shares	16.29%	25.20%	18.10%	4.19%
Class R3 Shares	16.63%	25.86%	18.67%	4.70%
Class I Shares	16.86%	26.47%	19.30%	5.24%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	9.50%	20.19%	17.48%	4.75%
Class A Shares at maximum Offering Price	3.19%	13.29%	16.10%	3.98%
Class C Shares	9.09%	19.31%	16.61%	3.97%
Class R3 Shares	9.38%	19.88%	17.16%	4.47%
Class I Shares	9.64%	20.51%	17.78%	5.02%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.40%	2.18%	1.63%	1.16%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through December 31, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after December 31, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	19.05%	21.97%
Class A Shares at maximum Offering Price	12.20%	14.95%
Russell 1000® Index**	15.67%	16.28%
Lipper Large-Cap Core Funds Classification Average**	14.71%	14.88%

Class C Shares	18.60%	21.33%
Class I Shares	19.19%	22.17%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	16.07%	23.09%
Class A Shares at maximum Offering Price	9.39%	16.01%
Class C Shares	15.64%	22.34%
Class I Shares	16.15%	23.29%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.55%	2.30%	1.30%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

24	Nuveen Investments

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	18.62%	21.82%
Class A Shares at maximum Offering Price	11.80%	14.82%
Russell 1000® Index**	15.67%	16.28%
Lipper Large-Cap Core Funds Classification Average**	14.71%	14.88%

Class C Shares	18.19%	21.27%
Class I Shares	18.75%	22.07%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	16.70%	23.35%
Class A Shares at maximum Offering Price	9.99%	16.26%
Class C Shares	16.29%	22.69%
Class I Shares	16.82%	23.60%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.97%	3.72%	2.72%
Net Expense Ratios	2.40%	3.15%	2.15%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	25

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	18.86%	22.37%
Class A Shares at maximum Offering Price	12.03%	15.33%
Russell 1000® Growth Index**	17.84%	19.36%
Lipper Large-Cap Growth Funds Classification Average**	19.86%	22.58%

Class C Shares	18.41%	21.72%
Class I Shares	19.00%	22.57%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative
	6-Month	Since Inception*
Class A Shares at NAV	12.88%	21.35%
Class A Shares at maximum Offering Price	6.39%	14.37%
Class C Shares	12.40%	20.60%
Class I Shares	12.96%	21.55%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.55%	2.30%	1.30%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/17/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

26	Nuveen Investments

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Total Returns as of February 28, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year*
Class A Shares at NAV	14.60%	27.18%	21.78%	7.56%
Class A Shares at maximum Offering Price	8.03%	19.89%	20.36%	6.92%
Russell 1000® Value Index**	13.46%	23.44%	23.18%	7.24%
Lipper Large-Cap Value Funds Classification Average**	13.18%	24.15%	21.41%	6.42%

Class C Shares	14.24%	26.28%	20.88%	6.76%
Class R3 Shares	14.49%	26.89%	21.47%	7.26%
Class I Shares	14.79%	27.56%	22.08%	7.83%

Total Returns as of March 31, 2014 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year*
Class A Shares at NAV	14.21%	24.73%	20.23%	7.85%
Class A Shares at maximum Offering Price	7.62%	17.57%	18.81%	7.22%
Class C Shares	13.79%	23.81%	19.32%	7.05%
Class R3 Shares	14.09%	24.45%	19.93%	7.56%
Class I Shares	14.36%	25.10%	20.54%	8.12%

Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Expense Ratios	1.16%	1.91%	1.41%	0.91%

*	The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	27

Holding

Summaries February 28, 2014

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	24.8%
Aerospace & Defense	15.1%
Media	15.1%
Computers & Peripherals	9.8%
Multiline Retail	5.1%
Diversified Telecommunication Services	5.1%
Pharmaceuticals	5.0%
Oil, Gas & Consumable Fuels	5.0%
Automobiles	5.0%
Other Industries	9.8%
Other Assets Less Liabilities	0.2%

Top Five Common
Stock Holdings

(% of net assets)

DirecTV	5.1%
Macy’s, Inc.	5.1%
UnitedHealth Group Incorporated	5.1%
Northrop Grumman Corporation	5.1%
Wellpoint Inc.	5.1%

28	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.5%
Other Assets Less Liabilities	0.5%

Portfolio Composition

(% of net assets)

Media	7.1%
Computers & Peripherals	7.1%
Software	5.8%
Oil, Gas & Consumable Fuels	5.3%
Diversified Telecommunication Services	5.1%
Aerospace & Defense	4.9%
Hotels, Restaurants & Leisure	4.7%
Specialty Retail	4.7%
Beverages	4.4%
Machinery	4.3%
Tobacco	4.1%
Health Care Providers & Services	3.0%
Commercial Services & Supplies	2.8%
IT Services	2.5%
Capital Markets	2.5%
Real Estate Investment Trust	2.5%
Multiline Retail	2.4%
Pharmaceuticals	2.1%
Electric Utilities	2.1%
Automobiles	1.9%
Household Durables	1.9%
Other Industries	18.3%
Other Assets Less Liabilities	0.5%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	3.6%
Microsoft Corporation	2.6%
Verizon Communications Inc.	2.0%
Pfizer Inc.	1.8%
Coca-Cola Company	1.7%

Nuveen Investments	29

Holding Summaries February 28, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	151.7%
Short-Term Investments	1.7%
Common Stocks Sold Short (Short Exposure)	(86.3)%
Other Assets Less Liabilities	32.9%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Microsoft Corporation	2.4%
Wells Fargo & Company	2.2%
Apple, Inc.	2.1%
Pfizer Inc.	2.0%
Verizon Communications Inc.	1.9%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

Tahoe Resources Inc.	(1.1)%
GATX Corporation	(1.0)%
Trinity Industries Inc.	(1.0)%
Signet Jewelers Limited	(0.9)%
Ryder System, Inc.	(0.9)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	11.4%
Software	9.4%
Machinery	8.5%
IT Services	8.4%
Specialty Retail	7.9%
Aerospace & Defense	6.6%
Health Care Equipment & Supplies	5.1%
Commercial Banks	5.0%
Chemicals	4.9%
Health Care Providers & Services	4.4%
Media	4.3%
Capital Markets	4.2%
Diversified Telecommunication Services	4.2%
Insurance	3.9%
Computers & Peripherals	3.7%
Pharmaceuticals	3.5%
Electric Utilities	3.4%
Food Products	3.4%
Industrial Conglomerates	3.1%
Paper & Forest Products	2.8%
Communications Equipment	2.7%
Household Durables	2.7%
Containers & Packaging	2.5%
Semiconductors & Equipment	2.4%
Real Estate Investment Trust	2.4%
Commercial Services & Supplies	2.3%
Airlines	2.3%
Consumer Finance	2.3%
Electrical Equipment	1.9%
Multi-Utilities	1.8%
Personal Products	1.8%
Other Industries	18.5%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(9.1)%
Machinery	(6.2)%
Specialty Retail	(5.5)%
Road & Rail	(5.0)%
Commercial Services & Supplies	(4.1)%
Metals & Mining	(3.0)%
Software	(3.0)%
Energy Equipment & Services	(2.8)%
Aerospace & Defense	(2.6)%
Food Products	(2.6)%
Real Estate Investment Trust	(2.6)%
Chemicals	(2.5)%
Commercial Banks	(2.4)%
Hotels, Restaurants & Leisure	(2.4)%
Health Care Providers & Services	(2.4)%
Insurance	(2.4)%
Semiconductors & Equipment	(1.9)%
Trading Companies & Distributors	(1.9)%
Diversified Financial Services	(1.8)%
Pharmaceuticals	(1.6)%
Beverages	(1.5)%
Other Industries	(19.0)%

30	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	53.7%
Short-Term Investments	37.3%
Common Stocks Sold Short (Short Exposure)	(53.6)%
Other Assets Less Liabilities	62.6%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Brinker International Inc.	1.0%
DirecTV	1.0%
Huntington Ingalls Industries Inc.	1.0%
C. R. Bard, Inc.	1.0%
Time Warner Cable, Class A	1.0%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

Cobalt International Energy, Inc.	(1.0)%
Tahoe Resources Inc.	(1.0)%
Eagle Materials Inc.	(1.0)%
Lennar Corporation, Class A	(1.0)%
Martin Marietta Materials	(1.0)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Media	4.0%
Machinery	4.0%
Hotels, Restaurants & Leisure	3.9%
IT Services	3.5%
Diversified Telecommunication Services	3.4%
Computers & Peripherals	3.3%
Aerospace & Defense	2.9%
Construction & Engineering	1.9%
Personal Products	1.9%
Health Care Equipment & Supplies	1.9%
Oil, Gas & Consumable Fuels	1.8%
Airlines	1.6%
Other Industries	19.6%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(7.9)%
Electric Utilities	(3.4)%
Household Durables	(3.0)%
Metals & Mining	(2.9)%
Semiconductors & Equipment	(2.3)%
Energy Equipment & Services	(2.2)%
Communications Equipment	(2.1)%
Construction Materials	(2.0)%
Trading Companies & Distributors	(1.9)%
Specialty Retail	(1.9)%
Software	(1.8)%
Multi-Utilities	(1.5)%
Electronic Equipment & Instruments	(1.5)%
Other Industries	(19.2)%

Nuveen Investments	31

Holding Summaries February 28, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	92.7%
Short-Term Investments	2.6%
Other Assets Less Liabilities	4.7%

Portfolio Composition

(% of net assets)

IT Services	8.8%
Software	7.9%
Specialy Retail	6.6%
Computers & Peripherals	5.6%
Health Care Equipment & Supplies	4.6%
Health Care Providers & Services	4.5%
Media	4.5%
Food & Staples Retailing	4.3%
Internet Software & Services	4.2%
Biotechnology	4.1%
Aerospace & Defense	4.1%
Chemicals	3.7%
Energy Equipment & Services	2.2%
Hotels, Restaurants & Leisure	2.2%
Electronic Components	2.1%
Specialized REIT	2.1%
Leisure Equipment & Products	2.0%
Tobacco	2.0%
Industrial Conglomerates	2.0%
Other Industries	15.2%
Short-Term Investments	2.6%
Other Assets Less Liabilities	4.7%

Top Five Common
Stock Holdings

(% of net assets)

Google Inc., Class A	4.2%
Apple, Inc.	3.6%
DirecTV	2.7%
Visa Inc.	2.7%
Oracle Corporation	2.5%

32	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%

Portfolio Composition

(% of net assets)

Computers & Peripherals	7.9%
Media	6.8%
Aerospace & Defense	5.5%
Hotels, Restaurants & Leisure	5.5%
Oil, Gas & Consumable Fuels	5.3%
Diversified Telecommunication Services	5.1%
Machinery	4.9%
Health Care Providers & Services	4.9%
Software	4.4%
Specialty Retail	3.1%
Health Care Equipment & Supplies	3.0%
Insurance	2.7%
Diversified Consumer Services	2.7%
Consumer Finance	2.6%
Biotechnology	2.5%
Tobacco	2.3%
Airlines	2.2%
Construction & Engineering	2.2%
IT Services	2.0%
Capital Markets	2.0%
Electronic Equipment & Instruments	1.9%
Auto Components	1.8%
Other Industries	18.6%
Other Assets Less Liabilities	0.1%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	3.6%
Oracle Corporation	1.7%
Verizon Communications Inc.	1.6%
Boeing Company	1.5%
Amgen Inc.	1.5%

Nuveen Investments	33

Holding Summaries February 28, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Common Stocks (Long Exposure)	127.7%
Common Stocks Sold Short (Short Exposure)	(29.3)%
Other Assets Less Liabilities	1.6%

Top Five Common
Stock Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.9%
Oracle Corporation	2.2%
Verizon Communications Inc.	2.1%
Boeing Company	1.9%
Amgen Inc.	1.9%

Top Five Common
Stocks Sold Short

(Short Exposure)

(% of net assets)

Martin Marietta Materials	(0.3)%
Air Products & Chemicals Inc.	(0.3)%
Teekay Shipping Corporation	(0.3)%
Tahoe Resources Inc.	(0.3)%
Lennar Corporation, Class A	(0.3)%

Portfolio Composition
Common Stocks (Long Exposure)

(% of net assets)

Computers & Peripherals	9.4%
Media	9.4%
Oil, Gas & Consumable Fuels	7.3%
Aerospace & Defense	7.3%
Machinery	7.1%
Diversified Telecommunication Services	6.9%
Software	6.3%
Health Care Providers & Services	6.1%
Hotels, Restaurants & Leisure	5.7%
Health Care Equipment & Supplies	4.2%
Diversified Consumer Services	3.9%
Specialty Retail	3.8%
Construction & Engineering	3.7%
Consumer Finance	3.3%
Biotechnology	3.1%
Airlines	2.9%
Tobacco	2.5%
Auto Components	2.4%
Internet Software & Services	2.4%
Capital Markets	2.2%
Insurance	2.1%
Trading Companies & Distributors	2.0%
Automobiles	1.6%
Communications Equipment	1.5%
Multiline Retail	1.5%
Other Industries	19.1%

Portfolio Composition
Common Stocks Sold Short (Short Exposure)

(% of net assets)

Oil, Gas & Consumable Fuels	(3.8)%
Electric Utilities	(1.7)%
Insurance	(1.7)%
Semiconductors & Equipment	(1.4)%
Multi-Utilities	(1.2)%
Software	(1.1)%
Energy Equipment & Services	(1.0)%
Chemicals	(1.0)%
Internet Software & Services	(1.0)%
Biotechnology	(1.0)%
Food Products	(1.0)%
Textiles, Apparel & Luxury Goods	(0.9)%
Household Durables	(0.9)%
Metals & Mining	(0.9)%
Communications Equipment	(0.8)%
Pharmaceuticals	(0.7)%
Trading Companies & Distributors	(0.6)%
Construction Materials	(0.6)%
Other Industries	(8.0)%

34	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Other Assets Less Liabilities	0.3%

Portfolio Composition

(% of net assets)

Media	9.5%
Software	7.7%
Hotels, Restaurants & Leisure	6.6%
Computers & Peripherals	5.9%
IT Services	5.4%
Containers & Packaging	5.3%
Diversified Telecommunication Services	5.3%
Specialty Retail	4.9%
Biotechnology	4.3%
Machinery	3.3%
Capital Markets	3.1%
Aerospace & Defense	3.1%
Multiline Retail	2.9%
Beverages	2.5%
Internet Software & Services	2.5%
Tobacco	2.2%
Airlines	2.2%
Personal Products	2.1%
Construction & Engineering	2.1%
Other Industries	18.8%
Other Assets Less Liabilities	0.3%

Top Five Common
Stock Holdings

(% of net assets)

Apple, Inc.	4.8%
Microsoft Corporation	4.1%
Oracle Corporation	2.4%
Verizon Communications Inc.	2.3%
Boeing Company	2.0%

Nuveen Investments	35

Holding Summaries February 28, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.9%
Other Assets Less Liabilities	0.1%

Portfolio Composition

(% of net assets)

Oil, Gas & Consumable Fuels	9.5%
Insurance	8.4%
Commercial Banks	6.2%
Computers & Peripherals	6.1%
Health Care Providers & Services	5.7%
Machinery	4.4%
Diversified Telecommunication Services	4.3%
Pharmaceuticals	3.8%
Aerospace & Defense	3.7%
Diversified Consumer Services	3.3%
Multiline Retail	3.0%
Electronic Equipment & Instruments	3.0%
Media	2.9%
Specialty Retail	2.9%
Health Care Equipment & Supplies	2.7%
Capital Markets	2.7%
Communication Equipment	2.4%
IT Services	2.3%
Semiconductors & Equipment	2.3%
Construction & Engineering	2.1%
Other Industries	18.2%
Other Assets Less Liabilities	0.1%

Top Five Common
Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.3%
Pfizer Inc.	3.3%
Exxon Mobil Corporation	2.6%
Apple, Inc.	2.2%
UnitedHealth Group Incorporated	1.9%

36	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Concentrated Core Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,239.30	$1,234.20	$1,240.20	$1,018.74	$1,015.03	$1,019.98
Expenses Incurred During Period	$6.77	$10.91	$5.39	$6.11	$9.84	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97% and .97% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Core Dividend Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,183.60	$1,179.10	$1,185.00	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$6.33	$10.37	$4.98	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	37

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,111.60	$1,107.30	$1,112.90	$1,006.35	$1,002.53	$1,006.84
Expenses Incurred During Period	$19.48	$23.46	$18.96	$18.51	$22.29	$18.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.72%, 4.49% and 3.62% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,033.70	$1,029.80	$1,034.70	$1,009.57	$1,005.65	$1,009.52
Expenses Incurred During Period	$15.48	$19.43	$15.54	$15.30	$19.20	$15.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.07%, 3.86% and 3.08% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,167.00	$1,162.90	$1,166.30	$1,168.60	$1,018.74	$1,015.03	$1,017.50	$1,019.98
Expenses Incurred During Period	$6.56	$10.56	$7.90	$5.22	$6.11	$9.84	$7.35	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,190.50	$1,186.00	$1,191.90	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$6.35	$10.41	$5.00	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

38	Nuveen Investments

Nuveen Large Cap Core Plus Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,186.20	$1,181.90	$1,187.50	$1,012.94	$1,008.98	$1,014.18
Expenses Incurred During Period	$12.96	$17.26	$11.61	$11.93	$15.89	$10.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.39%, 3.19% and 2.14% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Growth Fund

	Actual Performance			Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,188.60	$1,184.10	$1,190.00	$1,018.99	$1,015.27	$1,020.23
Expenses Incurred During Period	$6.35	$10.40	$5.00	$5.86	$9.59	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92% and .92% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Value Fund

	Actual Performance				Hypothetical Performance (5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (9/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (2/28/14)	$1,146.00	$1,142.40	$1,144.90	$1,147.90	$1,019.29	$1,015.57	$1,018.05	$1,020.53
Expenses Incurred During Period	$5.91	$9.88	$7.23	$4.58	$5.56	$9.30	$6.80	$4.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.36% and .86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	39

Nuveen Concentrated Core Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 15.1%

2,800	Boeing Company	$360,976

3,000	Northrop Grumman Corporation	363,090

3,600	Raytheon Company	352,476
	Total Aerospace & Defense	1,076,542

	Auto Components – 4.9%

5,300	Delphi Automotive PLC	352,821

	Automobiles – 5.0%

23,100	Ford Motor Company	355,509

	Capital Markets – 4.9%

2,100	Goldman Sachs Group, Inc.	349,545

	Computers & Peripherals – 9.8%

11,900	Hewlett-Packard Company	355,572

4,000	Western Digital Corporation	347,960
	Total Computers & Peripherals	703,532

	Diversified Telecommunication Services – 5.1%

7,600	Verizon Communications Inc.	361,608

	Health Care Providers & Services – 24.8%

4,900	AmerisourceBergen Corporation	332,465

4,900	Cardinal Health, Inc.	350,497

3,200	Humana Inc.	359,872

4,700	UnitedHealth Group Incorporated	363,169

4,000	Wellpoint Inc.	362,360
	Total Health Care Providers & Services	1,768,363

	Media – 15.1%

4,700	DirecTV, (2)	364,720

2,500	Time Warner Cable, Class A	350,875

4,100	Viacom Inc., Class B	359,693
	Total Media	1,075,288

	Multiline Retail – 5.1%

6,300	Macy’s, Inc.	364,518

	Oil, Gas & Consumable Fuels – 5.0%

13,800	Chesapeake Energy Corporation	357,558

40	Nuveen Investments

Shares	Description (1)	Value

	Pharmaceuticals – 5.0%

6,000	Eli Lilly and Company	$357,660
	Total Long-Term Investments (cost $6,541,435)	7,122,944
	Other Assets Less Liabilities – 0.2%	15,514
	Net Assets – 100%	$7,138,458

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Core Dividend Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.5%

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 4.9%

1,000	Boeing Company	$128,920

2,700	Exelis Inc.	55,161

800	Huntington Ingalls Industries Inc.	81,064

600	Northrop Grumman Corporation	72,618

900	Raytheon Company	88,119
	Total Aerospace & Defense	425,882

	Air Freight & Logistics – 0.9%

800	United Parcel Service, Inc., Class B	76,616

	Airlines – 1.1%

800	Delta Air Lines, Inc.	26,568

3,100	Southwest Airlines Co.	69,564
	Total Airlines	96,132

	Auto Components – 0.4%

500	Delphi Automotive PLC	33,285

	Automobiles – 1.9%

6,500	Ford Motor Company	100,035

1,200	Thor Industries, Inc.	67,212
	Total Automobiles	167,247

	Beverages – 4.4%

3,900	Coca-Cola Company	148,980

1,800	Dr. Pepper Snapple Group	93,798

1,800	PepsiCo, Inc.	144,126
	Total Beverages	386,904

	Biotechnology – 1.4%

1,000	Amgen Inc.	124,020

	Capital Markets – 2.5%

500	Ameriprise Financial, Inc.	54,495

200	Lazard Limited	8,998

1,200	LPL Investments Holdings Inc.	64,416

1,300	Waddell & Reed Financial, Inc., Class A	90,610
	Total Capital Markets	218,519

	Chemicals – 1.4%

600	LyondellBasell Industries NV	52,848

1,300	Scotts Miracle Gro Company	74,243
	Total Chemicals	127,091

42	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks – 0.4%

400	JPMorgan Chase & Co.	$22,728

300	Wells Fargo & Company	13,926
	Total Commercial Banks	36,654

	Commercial Services & Supplies – 2.8%

2,600	KAR Auction Services Inc.	81,016

2,900	Pitney Bowes Inc.	73,805

4,800	R.R. Donnelley & Sons Company	91,824
	Total Commercial Services & Supplies	246,645

	Communications Equipment – 0.7%

800	Harris Corporation	59,056

	Computers & Peripherals – 7.1%

600	Apple, Inc.	315,744

3,300	Hewlett-Packard Company	98,604

2,100	Lexmark International, Inc., Class A	88,494

2,300	NetApp, Inc.	92,943

300	Western Digital Corporation	26,097
	Total Computers & Peripherals	621,882

	Construction & Engineering – 0.5%

500	Fluor Corporation	38,845

200	URS Corporation	9,300
	Total Construction & Engineering	48,145

	Consumer Finance – 0.8%

1,200	Discover Financial Services	68,856

	Containers & Packaging – 0.6%

500	Greif Inc.	25,030

600	Silgan Holdings, Inc.	28,926
	Total Containers & Packaging	53,956

	Diversified Consumer Services – 0.2%

25	Graham Holdings Company	17,968

	Diversified Telecommunication Services – 5.1%

3,100	CenturyLink Inc.	96,906

17,900	Frontier Communications Corporation	87,352

3,700	Verizon Communications Inc.	176,046

11,100	Windstream Holdings Inc.	89,022
	Total Diversified Telecommunication Services	449,326

	Electric Utilities – 2.1%

1,400	Entergy Corporation	89,348

3,200	Exelon Corporation	97,312
	Total Electric Utilities	186,660

Nuveen Investments	43

Nuveen Core Dividend Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 1.0%

4,700	Jabil Circuit Inc.	$86,997

	Food & Staples Retailing – 0.4%

900	Safeway Inc.	33,705

	Health Care Equipment & Supplies – 0.9%

2,000	Hill Rom Holdings Inc.	75,660

	Health Care Providers & Services – 3.0%

1,200	Cardinal Health, Inc.	85,836

1,700	Patterson Companies, Inc.	69,972

1,400	UnitedHealth Group Incorporated	108,178
	Total Health Care Providers & Services	263,986

	Hotels, Restaurants & Leisure – 4.7%

1,700	Brinker International Inc.	93,500

1,200	Las Vegas Sands	102,300

2,200	Six Flags Entertainment Corporation	89,760

400	Wyndham Worldwide Corporation	29,152

400	Wynn Resorts Ltd	96,996
	Total Hotels, Restaurants & Leisure	411,708

	Household Durables – 1.9%

2,500	Leggett and Platt Inc.	80,125

1,100	Tupperware Corporation	86,460
	Total Household Durables	166,585

	Household Products – 0.6%

400	Energizer Holdings Inc.	38,936

200	Procter & Gamble Company	15,732
	Total Household Products	54,668

	Industrial Conglomerates – 0.4%

1,300	General Electric Company	33,111

	Insurance – 1.5%

1,000	Ace Limited	97,870

300	PartnerRe Limited	29,664
	Total Insurance	127,534

	IT Services – 2.5%

2,300	Broadridge Financial Solutions, Inc.	86,848

3,100	Western Union Company	51,863

7,400	Xerox Corporation	81,326
	Total IT Services	220,037

	Machinery – 4.3%

1,200	Caterpillar Inc.	116,364

44	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

1,000	Dover Corporation	$94,300

800	IDEX Corporation	60,056

300	Kennametal Inc.	13,122

800	Parker Hannifin Corporation	96,440
	Total Machinery	380,282

	Media – 7.1%

4,600	Cablevision Systems Corporation	80,960

2,800	Gannett Company Inc.	83,300

5,300	Interpublic Group Companies, Inc.	93,916

1,200	Omnicom Group, Inc.	90,816

4,500	Regal Entertainment Group, Class A	82,800

700	Time Warner Cable, Class A	98,245

1,100	Viacom Inc., Class B	96,503
	Total Media	626,540

	Multiline Retail – 2.4%

1,700	Macy’s, Inc.	98,362

1,800	Target Corporation	112,572
	Total Multiline Retail	210,934

	Oil, Gas & Consumable Fuels – 5.3%

3,400	Chesapeake Energy Corporation	88,094

200	Chevron Corporation	23,066

1,600	CVTR Energy Inc.	62,960

1,100	Exxon Mobil Corporation	105,897

1,000	Marathon Petroleum Corporation	84,000

1,800	PBF Energy Inc.	45,360

1,100	Valero Energy Corporation	52,778
	Total Oil, Gas & Consumable Fuels	462,155

	Paper & Forest Products – 1.8%

700	Domtar Corporation	77,546

1,600	International Paper Company	78,224
	Total Paper & Forest Products	155,770

	Personal Products – 1.2%

1,300	Herbalife, Limited	86,580

200	Nu Skin Enterprises, Inc., Class A	16,704
	Total Personal Products	103,284

	Pharmaceuticals – 2.1%

300	Johnson & Johnson	27,636

5,000	Pfizer Inc.	160,550
	Total Pharmaceuticals	188,186

Nuveen Investments	45

Nuveen Core Dividend Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Professional Services – 0.9%

1,000	Manpower Inc.	$78,160

	Real Estate Investment Trust – 2.5%

200	American Capital Agency Corporation	4,458

24,600	Chimera Investments Corporation	78,474

2,700	Corrections Corporation of America	90,045

5,500	MFA Mortgage Investments, Inc.	43,230
	Total Real Estate Investment Trust	216,207

	Semiconductors & Equipment – 1.2%

600	Intel Corporation	14,856

4,700	NVIDIA Corporation	86,386
	Total Semiconductors & Equipment	101,242

	Software – 5.8%

2,800	CA Inc.	93,800

2,200	Compuware Corporation	24,090

6,000	Microsoft Corporation	229,860

1,700	Oracle Corporation	66,487

4,500	Symantec Corporation	96,660
	Total Software	510,897

	Specialty Retail – 4.7%

900	Best Buy Co., Inc.	23,967

2,000	GameStop Corporation	74,620

2,100	Gap, Inc.	91,875

1,700	Home Depot, Inc.	139,451

5,800	Staples, Inc.	78,822
	Total Specialty Retail	408,735

	Tobacco – 4.1%

3,300	Altria Group, Inc.	119,658

2,000	Lorillard Inc.	98,120

1,800	Philip Morris International	145,638
	Total Tobacco	363,416
	Total Long-Term Investments (cost $8,218,352)	8,724,643
	Other Assets Less Liabilities – 0.5%	47,213
	Net Assets – 100%	$8,771,856

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Equity Long/Short Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 151.7%

	COMMON STOCKS – 151.7%

	Aerospace & Defense – 6.6%

2,425	Boeing Company	$312,631

2,525	Exelis Inc.	51,586

3,069	General Dynamics Corporation	336,178

2,700	Northrop Grumman Corporation	326,781

3,184	Raytheon Company	311,745
	Total Aerospace & Defense	1,338,921

	Airlines – 2.3%

10,450	Delta Air Lines, Inc.	347,045

5,365	Southwest Airlines Co.	120,391
	Total Airlines	467,436

	Auto Components – 1.4%

9,344	Allision Transmission Holdings Inc.	278,264

	Beverages – 0.4%

1,350	Molson Coors Brewing Company, Class B	76,721

	Building Products – 1.1%

9,990	Masco Corporation	233,267

	Capital Markets – 4.2%

2,128	Ameriprise Financial, Inc.	231,931

5,669	Invesco LTD	194,447

4,110	LPL Investments Holdings Inc.	220,625

6,300	SEI Investments Company	211,491
	Total Capital Markets	858,494

	Chemicals – 4.9%

1,600	Albemarle Corporation	105,584

7,215	Dow Chemical Company	351,443

845	NewMarket Corporation	312,371

4,005	Scotts Miracle Gro Company	228,726
	Total Chemicals	998,124

	Commercial Banks – 5.0%

4,551	Fifth Third Bancorp.	98,734

21,800	Regions Financial Corporation	231,952

9,850	Wells Fargo & Company	457,237

7,065	Zions Bancorporation	220,428
	Total Commercial Banks	1,008,351

Nuveen Investments	47

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – 2.3%

10,055	Pitney Bowes Inc.	$255,900

11,601	R.R. Donnelley & Sons Company	221,927
	Total Commercial Services & Supplies	477,827

	Communications Equipment – 2.7%

5,488	Brocade Communications Systems Inc., (2)	52,520

4,250	Echostar Holding Corporation, Class A, (2)	211,735

3,895	Harris Corporation	287,529
	Total Communications Equipment	551,784

	Computers & Peripherals – 3.7%

821	Apple, Inc.	432,043

4,737	EMC Corporation	124,915

5,402	Hewlett-Packard Company	161,412

1,045	Lexmark International, Inc., Class A	44,036
	Total Computers & Peripherals	762,406

	Construction & Engineering – 1.5%

9,775	AECOM Technology Corporation, (2)	312,214

	Consumer Finance – 2.3%

4,163	Discover Financial Services	238,873

9,415	SLM Corporation	225,395
	Total Consumer Finance	464,268

	Containers & Packaging – 2.5%

3,410	Packaging Corp. of America	248,555

2,260	Rock-Tenn Company	252,261
	Total Containers & Packaging	500,816

	Distributors – 1.4%

3,300	Genuine Parts Company	290,697

	Diversified Consumer Services – 1.2%

330	Graham Holdings Company	237,171

	Diversified Telecommunication Services – 4.2%

5,900	AT&T Inc.	188,387

1,168	CenturyLink Inc.	36,512

8,302	Verizon Communications Inc.	395,009

28,930	Windstream Holdings Inc.	232,019
	Total Diversified Telecommunication Services	851,927

	Electric Utilities – 3.4%

3,712	Edison International	194,397

7,700	Exelon Corporation	234,157

2,847	Pinnacle West Capital Corporation	158,436

48	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

3,400	Westar Energy Inc.	$116,348
	Total Electric Utilities	703,338

	Electrical Equipment – 1.9%

1,549	Ametek Inc.	82,469

2,808	Emerson Electric Company	183,250

850	Roper Industries Inc.	115,277
	Total Electrical Equipment	380,996

	Electronic Equipment & Instruments – 0.4%

5,900	Vishay Intertechnology Inc.	83,426

	Energy Equipment & Services – 1.8%

6,341	Nabors Industries Inc.	145,970

1,900	National-Oilwell Varco Inc.	146,376

737	Oil States International Inc., (2)	69,956
	Total Energy Equipment & Services	362,302

	Food & Staples Retailing – 1.4%

7,749	Safeway Inc.	290,200

	Food Products – 3.4%

3,166	Bunge Limited	252,045

1,588	Green Mountain Coffee Inc.	174,331

6,800	Tyson Foods, Inc., Class A	268,260
	Total Food Products	694,636

	Health Care Equipment & Supplies – 5.1%

2,450	Becton, Dickinson and Company	282,289

2,000	C. R. Bard, Inc.	288,320

4,024	Hill Rom Holdings Inc.	152,228

5,279	Medtronic, Inc.	312,834
	Total Health Care Equipment & Supplies	1,035,671

	Health Care Providers & Services – 4.4%

3,005	Cardinal Health, Inc.	214,948

3,523	Express Scripts, Holding Company, (2)	265,317

1,157	McKesson HBOC Inc.	204,847

2,360	Wellpoint Inc.	213,792
	Total Health Care Providers & Services	898,904

	Hotels, Restaurants & Leisure – 1.1%

23,843	The Wendy’s Company	228,416

	Household Durables – 2.7%

4,000	Jarden Corporation, (2)	245,880

192	NVR Inc., (2)	228,864

Nuveen Investments	49

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Household Durables (continued)

500	Whirlpool Corporation	$72,315
	Total Household Durables	547,059

	Household Products – 1.1%

2,392	Energizer Holdings Inc.	232,837

	Industrial Conglomerates – 3.1%

3,945	Carlisle Companies Inc.	312,917

4,201	Danaher Corporation	321,334
	Total Industrial Conglomerates	634,251

	Insurance – 3.9%

6,800	Aspen Insurance Holdings Limited	255,408

3,724	Erie Indemnity Company	270,288

1,852	Everest Reinsurance Group Ltd	276,392
	Total Insurance	802,088

	Internet Software & Services – 1.1%

4,099	VeriSign, Inc., (2)	225,896

	IT Services – 8.4%

5,180	Amdocs Limited	230,406

3,900	Computer Sciences Corporation	246,480

2,409	DST Systems Inc.	226,398

3,625	Global Payments Inc.	254,946

3,870	MasterCard, Inc.	300,776

4,881	NeuStar, Inc., (2)	174,837

875	Visa Inc.	197,698

8,125	Xerox Corporation	89,294
	Total IT Services	1,720,835

	Life Sciences Tools & Services – 1.5%

2,425	Thermo Fisher Scientific, Inc.	302,010

	Machinery – 8.5%

3,425	Caterpillar Inc.	332,122

3,461	Dover Corporation	326,372

4,190	IDEX Corporation	314,543

4,239	Oshkosh Truck Corporation	245,141

3,650	Pentair Limited	294,957

2,200	WABCO Holdings Inc., (2)	225,390
	Total Machinery	1,738,525

	Media – 4.3%

20,800	Clear Channel Outdoor Holdings Inc., Class A	209,040

3,800	Lamar Advertising Company, (2)	203,718

50	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

10,565	Regal Entertainment Group, Class A	$194,396

8,709	Starz, Class A, (2)	278,514
	Total Media	885,668

	Multiline Retail – 0.5%

1,600	Macy’s, Inc.	92,576

	Multi-Utilities – 1.8%

4,211	Ameren Corporation	170,167

5,490	Public Service Enterprise Group Incorporated	201,263
	Total Multi-Utilities	371,430

	Oil, Gas & Consumable Fuels – 11.4%

3,182	Apache Corporation	252,301

10,534	Chesapeake Energy Corporation	272,936

4,100	ConocoPhillips	272,650

3,567	Hess Corporation	285,467

7,658	Marathon Oil Corporation	256,543

1,024	Marathon Petroleum Corporation	86,016

3,260	Occidental Petroleum Corporation	314,655

2,600	PBF Energy Inc.	65,520

3,864	SM Energy Company	284,970

12,824	WPX Energy Inc., (2)	225,959
	Total Oil, Gas & Consumable Fuels	2,317,017

	Paper & Forest Products – 2.8%

2,480	Domtar Corporation	274,734

6,200	International Paper Company	303,118
	Total Paper & Forest Products	577,852

	Personal Products – 1.8%

3,083	Herbalife, Limited	205,328

1,950	Nu Skin Enterprises, Inc., Class A	162,864
	Total Personal Products	368,192

	Pharmaceuticals – 3.5%

3,703	Endo Pharmaceuticals Holdings Inc., (2)	295,573

12,835	Pfizer Inc.	412,132
	Total Pharmaceuticals	707,705

	Real Estate Investment Trust – 2.4%

4,000	Corrections Corporation of America	133,400

1,928	Hospitality Properties Trust	51,092

4,800	Omega Healthcare Investors Inc.	153,408

Nuveen Investments	51

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

873	Public Storage, Inc.	$147,537
	Total Real Estate Investment Trust	485,437

	Real Estate Management & Development – 0.5%

3,921	CBRE Group Inc., (2)	109,592

	Semiconductors & Equipment – 2.4%

1,500	First Solar Inc., (2)	85,605

2,750	Lam Research Corporation, (2)	142,258

14,367	NVIDIA Corporation	264,065
	Total Semiconductors & Equipment	491,928

	Software – 9.4%

17,000	Cadence Design Systems, Inc., (2)	260,610

9,400	Electronic Arts Inc., (2)	268,746

12,885	Microsoft Corporation	493,624

8,823	Oracle Corporation	345,068

6,023	Solarwinds, Inc., (2)	278,142

2,790	VMware Inc., (2)	267,980
	Total Software	1,914,170

	Specialty Retail – 7.9%

530	AutoZone, Inc., (2)	285,373

4,295	Best Buy Co., Inc.	114,376

6,425	GameStop Corporation	239,717

4,491	Home Depot, Inc.	368,395

6,464	Lowe’s Companies, Inc.	323,393

1,851	O’Reilly Automotive Inc., (2)	279,223
	Total Specialty Retail	1,610,477

	Textiles, Apparel & Luxury Goods – 0.3%

904	Hanesbrands Inc.	66,245

	Tobacco – 0.5%

2,695	Altria Group, Inc.	97,721

	Trading Companies & Distributors – 1.3%

9,871	MRC Global Inc., (2)	253,882
	Total Long-Term Investments (cost $29,052,647)	30,939,970

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	Repurchase Agreements – 1.7%

$338	Repurchase Agreement with State Street Bank, dated 2/28/14, repurchase price $337,986, collateralized by $345,000 U.S. Treasury Notes, 0.375%, due 11/15/14, value $345,863	0.000%	3/03/14	$337,986
	Total Short-Term Investments (cost $337,986)			337,986
	Total Investments (cost $29,390,633) – 153.4%			31,277,956

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (86.3)% (3)

	Aerospace & Defense – (2.6)%

(4,192)	Hexcel Corporation, (2)			$(188,640)

(6,300)	Spirit AeroSystems Holdings Inc., (2)			(181,629)

(2,516)	Triumph Group Inc.			(164,043)
	Total Aerospace & Defense			(534,312)

	Airlines – (1.0)%

(4,550)	American Airlines Group Inc., (2)			(168,032)

(978)	United Continental Holdings Inc., (2)			(43,971)
	Total Airlines			(212,003)

	Auto Components – (0.8)%

(1,962)	Visteon Corporation, (2)			(163,690)

	Automobiles – (0.8)%

(4,284)	General Motors Company			(155,081)

	Beverages – (1.5)%

(1,873)	Constellation Brands, Inc., Class A, (2)			(151,769)

(1,806)	Brown-Forman Corporation			(151,343)
	Total Beverages			(303,112)

	Capital Markets – (1.2)%

(3,926)	Bank of New York Company, Inc.			(125,632)

(2,900)	Eaton Vance Corporation			(109,736)
	Total Capital Markets			(235,368)

	Chemicals – (2.5)%

(2,292)	Rockwood Holdings Inc.			(180,793)

(2,180)	FMC Corporation			(168,252)

(1,770)	Cytec Industries, Inc.			(167,566)
	Total Chemicals			(516,611)

	Commercial Banks – (2.4)%

(17,900)	Valley National Bancorp.			(180,432)

(13,453)	First Horizon National Corporation			(161,032)

(1,200)	SVB Financial Group, (2)			(151,092)
	Total Commercial Banks			(492,556)

Nuveen Investments	53

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Commercial Services & Supplies – (4.1)%

(3,235)	Clean Harbors, Inc., (2)	$(152,886)

(4,181)	Republic Services, Inc.	(142,614)

(3,400)	Waste Management, Inc.	(141,100)

(3,094)	Waste Connections Inc.	(133,877)

(3,635)	Copart Inc., (2)	(132,423)

(4,613)	Iron Mountain Inc.	(125,474)
	Total Commercial Services & Supplies	(828,374)

	Computers & Peripherals – (0.4)%

(589)	Stratasys, Inc., (2)	(74,880)

	Construction & Engineering – (0.9)%

(2,073)	Chicago Bridge & Iron Company N.V.	(174,526)

	Diversified Consumer Services – (1.3)%

(4,200)	H & R Block Inc.	(132,888)

(7,108)	Service Corporation International	(132,849)
	Total Diversified Consumer Services	(265,737)

	Diversified Financial Services – (1.8)%

(1,731)	CME Group, Inc.	(127,782)

(5,201)	Interactive Brokers Group, Inc.	(115,670)

(4,640)	Leucadia National Corporation	(129,642)
	Total Diversified Financial Services	(373,094)

	Electric Utilities – (1.1)%

(1,210)	ITC Holdings Corporation	(124,146)

(3,565)	FirstEnergy Corp.	(109,731)
	Total Electric Utilities	(233,877)

	Electronic Equipment & Instruments – (0.4)%

(6,500)	AVX Group	(83,395)

	Energy Equipment & Services – (2.8)%

(3,029)	Tidewater Inc.	(147,573)

(3,951)	Seadrill Limited	(146,029)

(3,081)	Atwood Oceanics Inc., (2)	(146,009)

(6,852)	RPC Inc.	(126,145)
	Total Energy Equipment & Services	(565,756)

	Food & Staples Retailing – (0.7)%

(4,022)	Fresh Market Inc., (2)	(134,737)

	Food Products – (2.6)%

(3,362)	Campbell Soup Company	(145,608)

(4,200)	Mondelez International Inc.	(142,926)

(4,703)	WhiteWave Foods Company, (2)	(133,095)

54	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

(5,004)	Flowers Foods Inc.	$(102,932)
	Total Food Products	(524,561)

	Health Care Providers & Services – (2.4)%

(3,800)	Health Net Inc., (2)	(129,390)

(2,451)	HCA Holdings Inc., (2)	(125,491)

(2,300)	Lifepoint Hospitals Inc., (2)	(124,775)

(2,447)	Tenet Healthcare Corporation, (2)	(107,962)
	Total Health Care Providers & Services	(487,618)

	Health Care Technology – (1.0)%

(4,500)	Allscripts Healthcare Solutions Inc., (2)	(83,565)

(2,041)	Cerner Corporation, (2)	(125,256)
	Total Health Care Technology	(208,821)

	Hotels, Restaurants & Leisure – (2.4)%

(2,635)	Carnival Corporation	(104,504)

(2,170)	Dunkin Brands Group Inc.	(112,124)

(1,350)	McDonald’s Corporation	(128,453)

(4,211)	Norwegian Cruise Line Holdings Limited, (2)	(144,311)
	Total Hotels, Restaurants & Leisure	(489,392)

	Household Durables – (0.7)%

(2,700)	Tempur Pedic International Inc., (2)	(140,049)

	Independent Power Producers & Energy Traders – (0.6)%

(4,400)	NRG Energy Inc.	(127,908)

	Insurance – (2.4)%

(290)	Markel Corporation, (2)	(167,620)

(3,320)	American International Group, Inc.	(165,236)

(3,520)	Loews Corporation	(153,050)
	Total Insurance	(485,906)

	Internet & Catalog Retail – (0.7)%

(340)	NetFlix.com Inc., (2)	(151,514)

	Internet Software & Services – (0.6)%

(2,730)	AOL Inc., (2)	(119,519)

	IT Services – (1.3)%

(5,198)	VeriFone Holdings Inc., (2)	(150,482)

(2,558)	Leidos Holdings Inc.	(114,240)
	Total IT Services	(264,722)

	Leisure Equipment & Products – (0.7)%

(4,000)	Mattel, Inc.	(149,240)

Nuveen Investments	55

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Life Sciences Tools & Services – (0.8)%

(1,750)	Techne Corporation	$(155,470)

	Machinery – (6.2)%

(2,731)	Trinity Industries Inc.	(196,113)

(1,750)	SPX Corporation	(188,440)

(4,200)	Terex Corporation	(187,026)

(2,770)	PACCAR Inc.	(182,377)

(4,786)	Navistar International Corporation, (2)	(179,475)

(3,906)	ITT Industries, Inc.	(171,473)

(2,750)	Timken Company	(165,990)
	Total Machinery	(1,270,894)

	Metals & Mining – (3.0)%

(2,966)	Carpenter Technology Inc.	(175,439)

(7,951)	Newmont Mining Corporation	(184,940)

(850)	Nucor Corporation	(42,704)

(9,177)	Tahoe Resources Inc., (2)	(214,925)
	Total Metals & Mining	(618,008)

	Multiline Retail – (0.5)%

(13,025)	J.C. Penney Company, Inc., (2)	(94,822)

	Oil, Gas & Consumable Fuels – (9.1)%

(4,205)	CONSOL Energy Inc.	(168,621)

(2,545)	Gulfport Energy Corporation, (2)	(168,225)

(2,800)	Teekay Shipping Corporation	(167,300)

(8,372)	Cobalt International Energy, Inc., (2)	(161,412)

(1,343)	Continental Resources Inc., (2)	(160,515)

(4,166)	Golar LNG, Limited	(152,476)

(6,000)	Ultra Petroleum Corporation, (2)	(150,960)

(3,445)	Oasis Petroleum Inc., (2)	(150,099)

(2,030)	ONEOK, Inc.	(120,054)

(3,175)	Spectra Energy Corporation	(118,364)

(2,795)	Williams Companies, Inc.	(115,434)

(3,430)	Kinder Morgan, Inc.	(109,246)

(2,100)	Cheniere Energy Inc., (2)	(103,803)
	Total Oil, Gas, & Consumable Fuels	(1,846,509)

	Pharmaceuticals – (1.6)%

(1,000)	Perrigo Company	(164,440)

(2,975)	Bristol-Myers Squibb Company	(159,966)
	Total Pharmaceuticals	(324,406)

	Real Estate Investment Trust – (2.6)%

(2,516)	American Campus Communities Inc.	(92,941)

56	Nuveen Investments

Shares	Description (1)	Value

	Real Estate Investment Trust (continued)

(4,005)	Mack-Cali Realty Corporation	$(89,111)

(1,474)	Health Care REIT, Inc.	(86,583)

(7,700)	Annaly Capital Management Inc.	(86,086)

(1,464)	Equity Residential	(85,600)

(645)	AvalonBay Communities, Inc.	(83,186)
	Total Real Estate Investment Trust	(523,507)

	Road & Rail – (5.0)%

(695)	AMERCO	(161,893)

(6,011)	CSX Corporation	(166,565)

(6,033)	Hertz Global Holdings Inc., (2)	(168,984)

(2,100)	J.B. Hunt Transports Services Inc.	(150,927)

(3,416)	Old Dominion Frght Line, (2)	(181,868)

(2,515)	Ryder System, Inc.	(189,430)
	Total Road & Rail	(1,019,667)

	Semiconductors & Equipment – (1.9)%

(6,800)	Freescale Semiconductor, Inc., (2)	(154,700)

(2,040)	Avago Technologies Limtied	(125,868)

(13,579)	Atmel Corporation, (2)	(109,447)
	Total Semiconductors & Equipment	(390,015)

	Software – (3.0)%

(1,470)	NetSuite Inc., (2)	(169,182)

(30,791)	Zynga Inc., (2)	(155,802)

(2,198)	ServiceNow Inc., (2)	(149,596)

(1,146)	Concur Technologies, Inc., (2)	(141,474)
	Total Software	(616,054)

	Specialty Retail – (5.5)%

(2,003)	Signet Jewelers Limited	(191,387)

(1,850)	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	(165,927)

(11,232)	American Eagle Outfitters, Inc.	(163,201)

(3,355)	CarMax, Inc., (2)	(162,483)

(3,512)	Abercrombie & Fitch Co., Class A	(139,181)

(2,449)	Dick’s Sporting Goods Inc.	(131,438)

(6,790)	Chico’s FAS, Inc.	(112,239)

(955)	Cabela’s Incorporated, (2)	(63,336)
	Total Specialty Retail	(1,129,192)

	Textiles, Apparel & Luxury Goods – (1.4)%

(3,300)	Coach, Inc.	(161,073)

(1,042)	PVH Corporation	(131,740)
	Total Textiles, Apparel & Luxury Goods	(292,813)

Nuveen Investments	57

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – (0.9)%

(19,250)	Hudson City Bancorp, Inc.	$(182,875)

	Trading Companies & Distributors – (1.9)%

(3,970)	Fastenal Company	(187,344)

(3,043)	GATX Corporation	(197,460)
	Total Trading Companies & Distributors	(384,804)

	Wireless Telecommunication Services – (1.2)%

(5,565)	Telephone and Data Systems Inc.	(126,823)

(3,326)	United States Cellular Corporation	(120,035)
	Total Wireless Telecommunication Services	(246,858)
	Total Common Stocks Sold Short (proceeds $16,642,000)	(17,592,253)
	Other Assets Less Liabilities – 32.9%	6,704,975
	Net Assets – 100%	$20,390,678

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, cash and long-term investments with a value of $22,990,456 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

58	Nuveen Investments

Nuveen Equity Market Neutral Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 53.7%

	COMMON STOCKS – 53.7%

	Aerospace & Defense – 2.9%

2,800	Boeing Company	$360,976

9,300	Exelis Inc.	189,999

3,900	Huntington Ingalls Industries Inc.	395,187

1,900	Raytheon Company	186,029
	Total Aerospace & Defense	1,132,191

	Airlines – 1.6%

9,700	Delta Air Lines, Inc.	322,137

13,900	Southwest Airlines Co.	311,916
	Total Airlines	634,053

	Auto Components – 1.4%

5,500	Delphi Automotive PLC	366,135

2,300	Lear Corporation	186,760
	Total Auto Components	552,895

	Automobiles – 0.3%

8,300	Ford Motor Company	127,737

	Beverages – 0.3%

2,400	Dr. Pepper Snapple Group	125,064

	Biotechnology – 1.6%

2,900	Amgen Inc.	359,658

7,000	Myriad Genentics Inc., (2)	253,470
	Total Biotechnology	613,128

	Capital Markets – 0.5%

2,900	Waddell & Reed Financial, Inc., Class A	202,130

	Commercial Services & Supplies – 0.4%

7,700	R.R. Donnelley & Sons Company	147,301

	Communications Equipment – 0.9%

18,200	Brocade Communications Systems Inc., (2)	174,174

2,500	Harris Corporation	184,550
	Total Communications Equipment	358,724

	Computers & Peripherals – 3.3%

11,800	Hewlett-Packard Company	352,584

8,100	Lexmark International, Inc., Class A	341,334

9,000	NetApp, Inc.	363,690

2,300	Western Digital Corporation	200,077
	Total Computers & Peripherals	1,257,685

Nuveen Investments	59

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – 1.9%

9,600	AECOM Technology Corporation, (2)	$306,624

3,700	Fluor Corporation	287,453

3,300	URS Corporation	153,450
	Total Construction & Engineering	747,527

	Containers & Packaging – 1.3%

2,100	Greif Inc.	105,126

1,900	Rock-Tenn Company	212,078

3,500	Silgan Holdings, Inc.	168,735
	Total Containers & Packaging	485,939

	Diversified Consumer Services – 1.3%

10,500	Apollo Group, Inc., (2)	349,965

200	Graham Holdings Company	143,740
	Total Diversified Consumer Services	493,705

	Diversified Telecommunication Services – 3.4%

74,900	Frontier Communications Corporation	365,512

11,900	Intelsat SA, (2)	236,096

7,100	Verizon Communications Inc.	337,818

46,000	Windstream Holdings Inc.	368,920
	Total Diversified Telecommunication Services	1,308,346

	Electronic Equipment & Instruments – 0.7%

2,500	Jabil Circuit Inc.	46,275

3,700	Tech Data Corporation, (2)	213,120
	Total Electronic Equipment & Instruments	259,395

	Health Care Equipment & Supplies – 1.9%

2,700	C. R. Bard, Inc.	389,232

9,300	Hill Rom Holdings Inc.	351,819
	Total Health Care Equipment & Supplies	741,051

	Health Care Providers & Services – 1.6%

2,300	Cardinal Health, Inc.	164,519

4,700	UnitedHealth Group Incorporated	363,169

1,000	Wellpoint Inc.	90,590
	Total Health Care Providers & Services	618,278

	Hotels, Restaurants & Leisure – 3.9%

5,200	Bally Technologies, Inc., (2)	352,300

7,200	Brinker International Inc.	396,000

7,200	Hyatt Hotels Corporation, Class A, (2)	375,552

4,100	Penn National Gaming, Inc., (2)	52,685

2,300	Wyndham Worldwide Corporation	167,624

700	Wynn Resorts Ltd	169,743
	Total Hotels, Restaurants & Leisure	1,513,904

60	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 0.3%

900	Whirlpool Corporation	$130,167

	Household Products – 0.4%

1,500	Energizer Holdings Inc.	146,010

	Insurance – 1.0%

3,000	Aspen Insurance Holdings Limited	112,680

1,200	PartnerRe Limited	118,656

4,800	Unum Group	166,944
	Total Insurance	398,280

	Internet Software & Services – 0.5%

3,600	VeriSign, Inc., (2)	198,396

	IT Services – 3.5%

6,000	Booz Allen Hamilton Holding	126,180

4,500	Broadridge Financial Solutions, Inc.	169,920

2,300	Computer Sciences Corporation	145,360

2,800	Gartner Inc., (2)	194,768

10,100	NeuStar, Inc., (2)	361,782

31,800	Xerox Corporation	349,482
	Total IT Services	1,347,492

	Machinery – 4.0%

3,300	AGCO Corporation	173,184

2,100	Dover Corporation	198,030

3,900	IDEX Corporation	292,773

3,900	Kennametal Inc.	170,586

6,000	Oshkosh Truck Corporation	346,980

3,000	Parker Hannifin Corporation	361,650
	Total Machinery	1,543,203

	Media – 4.0%

5,100	DirecTV, (2)	395,760

5,800	Gannett Company Inc.	172,550

2,600	Interpublic Group Companies, Inc.	46,072

2,600	Regal Entertainment Group, Class A	47,840

5,100	Starz, Class A, (2)	163,098

2,700	Time Warner Cable, Class A	378,945

4,100	Viacom Inc., Class B	359,693
	Total Media	1,563,958

	Multiline Retail – 0.6%

3,100	Big Lots, Inc., (2)	91,605

2,400	Macy’s, Inc.	138,864
	Total Multiline Retail	230,469

Nuveen Investments	61

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 1.8%

13,200	Chesapeake Energy Corporation	$342,012

4,100	Marathon Petroleum Corporation	344,400
	Total Oil, Gas & Consumable Fuels	686,412

	Paper & Forest Products – 0.5%

1,800	Domtar Corporation	199,404

	Personal Products – 1.9%

5,500	Herbalife, Limited	366,300

4,500	Nu Skin Enterprises, Inc., Class A	375,840
	Total Personal Products	742,140

	Professional Services – 0.9%

4,600	Manpower Inc.	359,536

	Semiconductors & Equipment – 0.6%

8,300	Marvell Technology Group Ltd.	126,907

5,100	NVIDIA Corporation	93,738
	Total Semiconductors & Equipment	220,645

	Software – 1.2%

5,700	CA Inc.	190,950

5,400	Oracle Corporation	211,194

2,900	Symantec Corporation	62,292
	Total Software	464,436

	Specialty Retail – 1.1%

4,900	Best Buy Co., Inc.	130,487

2,300	GameStop Corporation	85,813

3,900	Gap, Inc.	170,625

2,700	Staples, Inc.	36,693
	Total Specialty Retail	423,618

	Tobacco – 0.9%

7,300	Lorillard Inc.	358,138

	Trading Companies & Distributors – 1.3%

5,200	MRC Global Inc., (2)	133,744

4,200	WESCO International Inc., (2)	362,082
	Total Trading Companies & Distributors	495,826
	Total Long-Term Investments (cost $18,867,502)	20,827,183

62	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 37.3%

	Repurchase Agreements – 37.3%

$14,456	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/14, repurchase price $14,456,437, collateralized by $10,325,000 U.S. Treasury Bonds, 8.125%, due 5/15/21, value $14,751,844	0.000%	3/03/14	$14,456,437
	Total Short-Term Investments (cost $14,456,437)			14,456,437
	Total Investments (cost $33,323,939) – 91.0%			35,283,620

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (53.6)% (3)

	Aerospace & Defense – (0.9)%

(9,000)	Textron Inc.			(357,300)

	Automobiles – (0.9)%

(1,500)	Tesla Motors Inc., (2)			(367,215)

	Beverages – (0.4)%

(2,100)	Beam Inc.			(174,216)

	Biotechnology – (0.9)%

(2,400)	BioMarin Pharmaceutical Inc., (2)			(194,400)

(2,200)	Medivation, Inc., (2)			(158,202)
	Total Biotechnology			(352,602)

	Capital Markets – (0.4)%

(2,500)	Northern Trust Corporation			(154,625)

	Chemicals – (0.3)%

(1,600)	FMC Corporation			(123,488)

	Commercial Services & Supplies – (0.6)%

(3,400)	Copart Inc., (2)			(123,862)

(4,000)	Rollins Inc.			(119,440)
	Total Commercial Services & Supplies			(243,302)

	Communications Equipment – (2.1)%

(12,000)	JDS Uniphase Corporation, (2)			(165,360)

(1,700)	Motorola Solutions Inc.			(112,540)

(3,800)	Palo Alto Networks, Incorporated, (2)			(270,370)

(11,400)	Riverbed Technology, Inc., (2)			(253,992)
	Total Communications Equipment			(802,262)

	Computers & Peripherals – (1.3)%

(10,100)	NCR Corporation, (2)			(343,905)

(1,300)	Stratasys, Inc., (2)			(165,269)
	Total Computers & Peripherals			(509,174)

Nuveen Investments	63

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Construction & Engineering – (0.5)%

(2,300)	Chicago Bridge & Iron Company N.V.	$(193,637)

	Construction Materials – (2.0)%

(4,500)	Eagle Materials Inc.	(397,800)

(3,200)	Martin Marietta Materials	(390,336)
	Total Construction Materials	(788,136)

	Electric Utilities – (3.4)%

(3,900)	NextEra Energy Inc.	(356,421)

(6,800)	OGE Energy Corp.	(244,800)

(17,400)	Pepco Holdings, Inc.	(354,786)

(8,700)	Southern Company	(368,445)
	Total Electric Utilities	(1,324,452)

	Electrical Equipment – (1.0)%

(4,500)	Solarcity Corporation, (2)	(382,320)

	Electronic Equipment & Instruments – (1.5)%

(2,200)	IPG Photonics Corporation, (2)	(157,894)

(5,500)	National Instruments Corporation	(159,335)

(6,600)	Trimble Navigation Limited, (2)	(251,790)
	Total Electronic Equipment & Instruments	(569,019)

	Energy Equipment & Services – (2.2)%

(2,500)	Dresser Rand Group, Inc., (2)	(135,825)

(43,200)	McDermott International Inc., (2)	(359,856)

(7,600)	Tidewater Inc.	(370,272)
	Total Energy Equipment & Services	(865,953)

	Food Products – (1.3)%

(2,000)	McCormick & Company, Incorporated	(132,800)

(10,700)	Mondelez International Inc.	(364,121)
	Total Food Products	(496,921)

	Health Care Providers & Services – (1.4)%

(5,300)	Brookdale Senior Living Inc., (2)	(177,762)

(8,200)	Tenet Healthcare Corporation, (2)	(361,784)
	Total Health Care Providers & Services	(539,546)

	Health Care Technology – (0.4)%

(8,500)	Allscripts Healthcare Solutions Inc., (2)	(157,845)

	Hotels, Restaurants & Leisure – (0.6)%

(5,100)	Norwegian Cruise Line Holdings Limited, (2)	(174,777)

	Household Durables – (3.0)%

(15,500)	D.R. Horton, Inc.	(380,680)

64	Nuveen Investments

Shares	Description (1)	Value

	Household Durables (continued)

(8,900)	Lennar Corporation, Class A	$(390,532)

(9,800)	Toll Brothers Inc., (2)	(382,298)
	Total Household Durables	(1,153,510)

	Independent Power Producers & Energy Traders – (0.7)%

(11,300)	Calpine Corporation, (2)	(215,265)

	Internet Software & Services – (1.0)%

(1,000)	Equinix Inc., (2)	(189,960)

(400)	LinkedIn Corporation, Class A Shares, (2)	(81,616)

(3,100)	Rackspace Hosting Inc., (2)	(113,987)
	Total Internet Software & Services	(385,563)

	IT Services – (0.4)%

(5,900)	VeriFone Holdings Inc., (2)	(170,805)

	Life Sciences Tools & Services – (0.2)%

(500)	Bio-Rad Laboratories Inc., (2)	(64,860)

	Machinery – (1.4)%

(9,900)	Navistar International Corporation, (2)	(371,250)

(2,900)	Timken Company	(175,044)
	Total Machinery	(546,294)

	Metals & Mining – (2.9)%

(7,200)	Nucor Corporation	(361,728)

(11,700)	Southern Copper Corporation	(356,967)

(17,000)	Tahoe Resources Inc., (2)	(398,140)
	Total Metals & Mining	(1,116,835)

	Multiline Retail – (0.6)%

(20,800)	J.C. Penney Company, Inc., (2)	(151,424)

(2,200)	Sears Holding Corporation, (2)	(98,450)
	Total Multiline Retail	(249,874)

	Multi-Utilities – (1.5)%

(5,200)	Dominion Resources, Inc.	(360,880)

(6,600)	NiSource Inc.	(229,812)
	Total Multi-Utilities	(590,692)

	Oil, Gas & Consumable Fuels – (7.9)%

(1,700)	Cabot Oil & Gas Corporation	(59,500)

(7,500)	Cheniere Energy Inc., (2)	(370,725)

(20,700)	Cobalt International Energy, Inc., (2)	(399,096)

(5,700)	CONSOL Energy Inc.	(228,570)

(4,800)	Gulfport Energy Corporation, (2)	(317,280)

Nuveen Investments	65

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(5,900)	ONEOK, Inc.	$(348,926)

(3,900)	Range Resources Corporation	(335,595)

(8,200)	Southwestern Energy Company, (2)	(338,988)

(9,600)	Spectra Energy Corporation	(357,888)

(1,800)	Teekay Shipping Corporation	(107,550)

(4,700)	Williams Companies, Inc.	(194,110)
	Total Oil, Gas & Consumable Fuels	(3,058,228)

	Pharmaceuticals – (0.9)%

(8,500)	Hospira Inc., (2)	(367,880)

	Road & Rail – (0.6)%

(1,400)	Genesee & Wyoming Inc., (2)	(138,488)

(1,200)	Kansas City Southern Industries	(112,704)
	Total Road & Rail	(251,192)

	Semiconductors & Equipment – (2.3)%

(9,900)	Applied Materials, Inc.	(187,704)

(5,900)	Cree, Inc., (2)	(362,437)

(4,800)	Linear Technology Corporation	(224,832)

(2,300)	Microchip Technology Incorporated	(104,765)
	Total Semiconductors & Equipment	(879,738)

	Software – (1.8)%

(800)	Concur Technologies, Inc., (2)	(98,760)

(3,300)	NetSuite Inc., (2)	(379,797)

(15,100)	Nuance Communications, Inc., (2)	(230,879)
	Total Software	(709,436)

	Specialty Retail – (1.9)%

(3,500)	CarMax, Inc., (2)	(169,505)

(3,200)	Sally Beauty Holdings Inc., (2)	(91,840)

(3,800)	Signet Jewelers Limited	(363,090)

(1,600)	Tractor Supply Company	(112,896)
	Total Specialty Retail	(737,331)

	Textiles, Apparel & Luxury Goods – (1.4)%

(2,900)	PVH Corporation	(366,647)

(1,500)	Under Armour, Inc., (2)	(169,725)
	Total Textiles, Apparel & Luxury Goods	(536,372)

	Thrifts & Mortgage Finance – (0.4)%

(13,000)	TFS Financial Corporation, (2)	(153,660)

66	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors – (1.9)%

(7,900)	Fastenal Company	$(372,801)

(16,200)	HD Suplly Holdings Inc., (2)	(376,974)
	Total Trading Companies & Distributors	(749,775)

	Water Utilities – (0.7)%

(500)	American Water Works Company	(22,420)

(9,700)	Aqua America Inc.	(244,343)
	Total Water Utilities	(266,763)
	Total Common Stocks Sold Short (proceeds $18,910,052)	(20,780,863)
	Other Assets Less Liabilities – 62.6%	24,257,332
	Net Assets – 100%	$38,760,089

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, cash and long-term investments with a value of $39,693,055 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	67

Nuveen Growth Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 92.7%

	COMMON STOCKS – 92.7%

	Aerospace & Defense – 4.1%

2,857	Precision Castparts Corporation	$736,763

9,489	United Technologies Corporation	1,110,403
	Total Aerospace & Defense	1,847,166

	Biotechnology – 4.1%

6,013	Celgene Corporation, (2)	966,590

10,644	Gilead Sciences, Inc., (2)	881,217
	Total Biotechnology	1,847,807

	Capital Markets – 1.9%

15,829	LPL Investments Holdings Inc.	849,701

	Chemicals – 3.7%

7,643	Ecolab Inc.	823,533

7,642	Monsanto Company	840,773
	Total Chemicals	1,664,306

	Commercial Banks – 1.8%

17,068	Wells Fargo & Company	792,297

	Computers & Peripherals – 5.6%

3,075	Apple, Inc.	1,618,188

33,218	EMC Corporation	875,959
	Total Computers & Peripherals	2,494,147

	Electrical Equipment – 1.3%

4,245	Roper Industries Inc.	575,707

	Electronic Components – 2.1%

10,725	Amphenol Corporation, Class A	944,015

	Energy Equipment & Services – 2.2%

10,715	Schlumberger Limited	996,495

	Food & Staples Retailing – 4.3%

8,378	Costco Wholesale Corporation	978,550

13,071	CVS Caremark Corporation	956,013
	Total Food & Staples Retailing	1,934,563

	Health Care Equipment & Supplies – 4.6%

9,965	Covidien PLC	716,982

11,459	ResMed Inc.	504,425

68	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

10,555	Stryker Corporation	$846,933
	Total Health Care Equipment & Supplies	2,068,340

	Health Care Providers & Services – 4.5%

11,752	Express Scripts, Holding Company, (2)	885,043

6,384	McKesson HBOC Inc.	1,130,287
	Total Health Care Providers & Services	2,015,330

	Hotels, Restaurants & Leisure – 2.2%

14,037	Starbucks Corporation	996,066

	Industrial Conglomerates – 2.0%

11,516	Danaher Corporation	880,859

	Internet & Catalog Retail – 1.7%

556	priceline.com Incorporated, (2)	749,955

	Internet Software & Services – 4.2%

1,535	Google Inc., Class A, (2)	1,866,023

	IT Services – 8.8%

12,919	Accenture Limited	1,076,799

2,731	Alliance Data Systems Corporation, (2)	778,635

12,971	Gartner Inc., (2)	902,263

5,281	Visa Inc.	1,193,189
	Total IT Services	3,950,886

	Leisure Equipment & Products – 2.0%

6,755	Polaris Industries Inc.	905,373

	Life Sciences Tools & Services – 1.4%

5,703	Waters Corporation, (2)	635,314

	Media – 4.5%

15,872	DirecTV, (2)	1,231,667

9,384	Discovery Communications inc., Class A Shares, (2)	781,875
	Total Media	2,013,542

	Personal Products – 1.7%

9,143	Nu Skin Enterprises, Inc., Class A	763,623

	Pharmaceuticals – 1.5%

5,244	Allergan, Inc.	665,988

	Road & Rail – 1.5%

3,724	Union Pacific Corporation	671,735

	Software – 7.9%

8,338	Adobe Systems Incorporated, (2)	572,070

6,662	Ansys Inc., (2)	556,410

Nuveen Investments	69

Nuveen Growth Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)			Value

	Software (continued)

9,942	Check Point Software Technology Limited, (2)			$670,290

7,935	Intuit, Inc.			620,120

28,977	Oracle Corporation			1,133,290
	Total Software			3,552,180

	Specialized REIT – 2.1%

11,271	American Tower Corporation			918,248

	Specialy Retail – 6.6%

13,264	Gap, Inc.			580,300

7,880	Home Depot, Inc.			646,396

7,397	PetSmart Inc.			496,043

9,561	Ross Stores, Inc.			696,041

7,748	Tractor Supply Company			546,699
	Total Specialy Retail			2,965,479

	Textiles, Apparel & Luxury Goods – 1.5%

8,390	Nike, Inc., Class B			656,937

	Tobacco – 2.0%

11,011	Philip Morris International			890,900

	Trading Companies & Distributors – 0.9%

1,648	W.W. Grainger, Inc.			420,272
	Total Long-Term Investments (cost $28,166,431)			41,533,254

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	Repurchase Agreements – 2.6%

$1,182	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/14, repurchase price $1,181,510, collateralized by $1,225,000 U.S. Treasury Notes, 2.000%, due 11/15/21, value $1,208,156	0.000%	3/03/14	1,181,510
	Total Short-Term Investments (cost $1,181,510)			1,181,510
	Total Investments (cost $29,347,941) – 95.3%			42,714,764
	Other Assets Less Liabilities – 4.7%			2,116,419
	Net Assets – 100%			$44,831,183

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

70	Nuveen Investments

Nuveen Large Cap Core Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 5.5%

2,600	Boeing Company	$335,192

8,300	Exelis Inc.	169,569

2,300	Huntington Ingalls Industries Inc.	233,059

2,000	Northrop Grumman Corporation	242,060

2,500	Raytheon Company	244,775
	Total Aerospace & Defense	1,224,655

	Air Freight & Logistics – 0.4%

700	FedEx Corporation	93,331

	Airlines – 2.2%

7,600	Delta Air Lines, Inc.	252,396

10,700	Southwest Airlines Co.	240,108
	Total Airlines	492,504

	Auto Components – 1.8%

3,700	Delphi Automotive PLC	246,309

2,000	Lear Corporation	162,400
	Total Auto Components	408,709

	Automobiles – 1.2%

17,000	Ford Motor Company	261,630

	Beverages – 0.6%

2,500	Dr. Pepper Snapple Group	130,275

	Biotechnology – 2.5%

2,700	Amgen Inc.	334,854

5,800	Myriad Genentics Inc., (2)	210,018
	Total Biotechnology	544,872

	Capital Markets – 2.0%

1,600	Ameriprise Financial, Inc.	174,384

1,600	Goldman Sachs Group, Inc.	266,320
	Total Capital Markets	440,704

	Chemicals – 0.9%

2,300	LyondellBasell Industries NV	202,584

	Commercial Banks – 0.5%

600	JPMorgan Chase & Co.	34,092

300	PNC Financial Services Group, Inc.	24,534

Nuveen Investments	71

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Commercial Banks (continued)

900	Wells Fargo & Company	$41,778
	Total Commercial Banks	100,404

	Commercial Services & Supplies – 0.8%

6,700	Pitney Bowes Inc.	170,515

	Communications Equipment – 1.4%

15,100	Brocade Communications Systems Inc., (2)	144,507

2,200	Harris Corporation	162,404
	Total Communications Equipment	306,911

	Computers & Peripherals – 7.9%

1,500	Apple, Inc.	789,360

9,100	Hewlett-Packard Company	271,908

5,100	Lexmark International, Inc., Class A	214,914

5,900	NetApp, Inc.	238,419

2,700	Western Digital Corporation	234,873
	Total Computers & Peripherals	1,749,474

	Construction & Engineering – 2.2%

5,800	AECOM Technology Corporation, (2)	185,252

2,800	Fluor Corporation	217,532

1,700	URS Corporation	79,050
	Total Construction & Engineering	481,834

	Consumer Finance – 2.6%

3,400	American Express Company	310,352

4,500	Discover Financial Services	258,210
	Total Consumer Finance	568,562

	Containers & Packaging – 0.7%

3,200	Silgan Holdings, Inc.	154,272

	Diversified Consumer Services – 2.7%

6,300	Apollo Group, Inc., (2)	209,979

5,600	Devry Education Group Inc.	235,256

200	Graham Holdings Company	143,740
	Total Diversified Consumer Services	588,975

	Diversified Financial Services – 0.1%

200	Berkshire Hathaway Inc., Class B, (2)	23,156

	Diversified Telecommunication Services – 5.1%

4,700	CenturyLink Inc.	146,922

45,200	Frontier Communications Corporation	220,576

10,100	Intelsat SA, (2)	200,384

7,300	Verizon Communications Inc.	347,334

72	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

27,700	Windstream Holdings Inc.	$222,154
	Total Diversified Telecommunication Services	1,137,370

	Electrical Equipment – 0.1%

900	Babcock & Wilcox Company	29,664

	Electronic Equipment & Instruments – 1.9%

11,200	Jabil Circuit Inc.	207,312

3,800	Tech Data Corporation, (2)	218,880
	Total Electronic Equipment & Instruments	426,192

	Energy Equipment & Services – 0.3%

2,400	Superior Energy Services, Inc.	71,016

	Food & Staples Retailing – 0.8%

4,200	Kroger Co.	176,148

	Health Care Equipment & Supplies – 3.0%

1,600	C. R. Bard, Inc.	230,656

5,600	Hill Rom Holdings Inc.	211,848

3,700	Medtronic, Inc.	219,262
	Total Health Care Equipment & Supplies	661,766

	Health Care Providers & Services – 4.9%

3,300	Cardinal Health, Inc.	236,049

800	CIGNA Corporation	63,672

2,100	Humana Inc.	236,166

3,900	UnitedHealth Group Incorporated	301,353

2,700	Wellpoint Inc.	244,593
	Total Health Care Providers & Services	1,081,833

	Hotels, Restaurants & Leisure – 5.5%

2,800	Bally Technologies, Inc., (2)	189,700

4,300	Brinker International Inc.	236,500

4,200	Hyatt Hotels Corporation, Class A, (2)	219,072

3,000	Las Vegas Sands	255,750

7,800	Penn National Gaming, Inc., (2)	100,230

900	Wynn Resorts Ltd	218,241
	Total Hotels, Restaurants & Leisure	1,219,493

	Household Durables – 1.0%

1,600	Whirlpool Corporation	231,408

	Household Products – 0.8%

1,400	Energizer Holdings Inc.	136,276

500	Procter & Gamble Company	39,330
	Total Household Products	175,606

Nuveen Investments	73

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 0.4%

3,500	General Electric Company	$89,145

	Insurance – 2.7%

4,900	Aspen Insurance Holdings Limited	184,044

1,000	Assurant Inc.	65,630

1,200	PartnerRe Limited	118,656

1,500	Reinsurance Group of America Inc.	115,485

1,300	RenaisasnceRE Holdings, Limited	124,163
	Total Insurance	607,978

	Internet Software & Services – 1.3%

100	Google Inc., Class A, (2)	121,565

3,000	VeriSign, Inc., (2)	165,330
	Total Internet Software & Services	286,895

	IT Services – 2.0%

5,600	Booz Allen Hamilton Holding	117,768

3,200	NeuStar, Inc., (2)	114,624

20,100	Xerox Corporation	220,899
	Total IT Services	453,291

	Machinery – 4.9%

2,900	AGCO Corporation	152,192

2,600	Dover Corporation	245,180

2,800	IDEX Corporation	210,196

700	Kennametal Inc.	30,618

3,600	Oshkosh Truck Corporation	208,188

2,000	Parker Hannifin Corporation	241,100
	Total Machinery	1,087,474

	Media – 6.8%

3,500	DirecTV, (2)	271,600

4,600	Gannett Company Inc.	136,850

11,500	Interpublic Group Companies, Inc.	203,780

3,200	Omnicom Group, Inc.	242,176

3,400	Starz, Class A, (2)	108,732

1,900	Time Warner Cable, Class A	266,665

3,100	Viacom Inc., Class B	271,963
	Total Media	1,501,766

	Multiline Retail – 1.1%

4,300	Macy’s, Inc.	248,798

	Oil, Gas & Consumable Fuels – 5.3%

2,100	Apache Corporation	166,509

74	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

9,200	Chesapeake Energy Corporation	$238,372

400	Chevron Corporation	46,132

2,800	Exxon Mobil Corporation	269,556

2,700	Marathon Petroleum Corporation	226,800

4,600	Valero Energy Corporation	220,708
	Total Oil, Gas & Consumable Fuels	1,168,077

	Paper & Forest Products – 0.9%

1,900	Domtar Corporation	210,482

	Personal Products – 1.0%

3,400	Herbalife, Limited	226,440

	Pharmaceuticals – 0.5%

900	Johnson & Johnson	82,908

1,000	Pfizer Inc.	32,110
	Total Pharmaceuticals	115,018

	Professional Services – 0.9%

2,700	Manpower Inc.	211,032

	Semiconductors & Equipment – 1.3%

9,400	Marvell Technology Group Ltd.	143,726

8,500	NVIDIA Corporation	156,230
	Total Semiconductors & Equipment	299,956

	Software – 4.4%

2,500	Intuit, Inc.	195,375

3,800	Microsoft Corporation	145,578

9,800	Oracle Corporation	383,278

11,300	Symantec Corporation	242,724
	Total Software	966,955

	Specialty Retail – 3.1%

7,100	Best Buy Co., Inc.	189,073

2,400	GameStop Corporation	89,544

4,600	Gap, Inc.	201,250

2,900	Lowe’s Companies, Inc.	145,087

4,100	Staples, Inc.	55,719
	Total Specialty Retail	680,673

	Tobacco – 2.3%

7,500	Altria Group, Inc.	271,950

5,000	Lorillard Inc.	245,300
	Total Tobacco	517,250

Nuveen Investments	75

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Trading Companies & Distributors – 1.6%

5,400	MRC Global Inc., (2)	$138,888

2,600	WESCO International Inc., (2)	224,146
	Total Trading Companies & Distributors	363,034
	Total Long-Term Investments (cost $20,195,679)	22,188,127
	Other Assets Less Liabilities – 0.1%	31,903
	Net Assets – 100%	$22,220,030

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

76	Nuveen Investments

Nuveen Large Cap Core Plus Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 127.7%

	COMMON STOCKS – 127.7%

	Aerospace & Defense – 7.3%

5,100	Boeing Company	$657,492

18,800	Exelis Inc.	384,084

4,600	Huntington Ingalls Industries Inc.	466,118

4,000	Northrop Grumman Corporation	484,120

5,000	Raytheon Company	489,550
	Total Aerospace & Defense	2,481,364

	Air Freight & Logistics – 1.2%

3,100	FedEx Corporation	413,323

	Airlines – 2.9%

15,100	Delta Air Lines, Inc.	501,471

20,900	Southwest Airlines Co.	468,996
	Total Airlines	970,467

	Auto Components – 2.4%

7,200	Delphi Automotive PLC	479,304

4,200	Lear Corporation	341,040
	Total Auto Components	820,344

	Automobiles – 1.6%

34,500	Ford Motor Company	530,955

	Beverages – 0.6%

3,800	Dr. Pepper Snapple Group	198,018

	Biotechnology – 3.1%

5,200	Amgen Inc.	644,904

11,500	Myriad Genentics Inc., (2)	416,415
	Total Biotechnology	1,061,319

	Capital Markets – 2.2%

1,900	Goldman Sachs Group, Inc.	316,255

6,200	Waddell & Reed Financial, Inc., Class A	432,140
	Total Capital Markets	748,395

	Chemicals – 1.2%

4,700	LyondellBasell Industries NV	413,976

	Commercial Banks – 1.0%

1,300	JPMorgan Chase & Co.	73,866

2,400	PNC Financial Services Group, Inc.	196,272

Nuveen Investments	77

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Commercial Banks (continued)

1,800	Wells Fargo & Company	$83,556
	Total Commercial Banks	353,694

	Commercial Services & Supplies – 1.2%

21,000	R.R. Donnelley & Sons Company	401,730

	Communications Equipment – 1.5%

29,000	Brocade Communications Systems Inc., (2)	277,530

3,300	Harris Corporation	243,606
	Total Communications Equipment	521,136

	Computers & Peripherals – 9.4%

2,500	Apple, Inc.	1,315,600

18,600	Hewlett-Packard Company	555,768

10,400	Lexmark International, Inc., Class A	438,256

11,500	NetApp, Inc.	464,715

4,900	Western Digital Corporation	426,251
	Total Computers & Peripherals	3,200,590

	Construction & Engineering – 3.7%

13,400	AECOM Technology Corporation, (2)	427,996

5,600	Fluor Corporation	435,064

8,400	URS Corporation	390,600
	Total Construction & Engineering	1,253,660

	Consumer Finance – 3.3%

6,700	American Express Company	611,576

8,800	Discover Financial Services	504,944
	Total Consumer Finance	1,116,520

	Containers & Packaging – 0.9%

6,300	Silgan Holdings, Inc.	303,723

	Diversified Consumer Services – 3.9%

12,700	Apollo Group, Inc., (2)	423,291

11,300	Devry Education Group Inc.	474,713

600	Graham Holdings Company	431,220
	Total Diversified Consumer Services	1,329,224

	Diversified Financial Services – 0.2%

500	Berkshire Hathaway Inc., Class B, (2)	57,890

	Diversified Telecommunication Services – 6.9%

10,900	CenturyLink Inc.	340,734

91,300	Frontier Communications Corporation	445,544

20,700	Intelsat SA, (2)	410,688

15,000	Verizon Communications Inc.	713,700

78	Nuveen Investments

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

56,000	Windstream Holdings Inc.	$449,120
	Total Diversified Telecommunication Services	2,359,786

	Electronic Equipment & Instruments – 1.3%

7,800	Tech Data Corporation, (2)	449,280

	Energy Equipment & Services – 0.8%

8,900	Superior Energy Services, Inc.	263,351

	Food & Staples Retailing – 1.1%

9,000	Kroger Co.	377,460

	Health Care Equipment & Supplies – 4.2%

3,200	C. R. Bard, Inc.	461,312

11,200	Hill Rom Holdings Inc.	423,696

9,200	Medtronic, Inc.	545,192
	Total Health Care Equipment & Supplies	1,430,200

	Health Care Providers & Services – 6.1%

6,900	Cardinal Health, Inc.	493,557

4,100	Humana Inc.	461,086

7,800	UnitedHealth Group Incorporated	602,706

5,500	Wellpoint Inc.	498,245
	Total Health Care Providers & Services	2,055,594

	Hotels, Restaurants & Leisure – 5.7%

5,900	Bally Technologies, Inc., (2)	399,725

8,600	Brinker International Inc.	473,000

8,500	Hyatt Hotels Corporation, Class A, (2)	443,360

15,100	Penn National Gaming, Inc., (2)	194,035

1,700	Wynn Resorts Ltd	412,233
	Total Hotels, Restaurants & Leisure	1,922,353

	Household Durables – 1.4%

3,300	Whirlpool Corporation	477,279

	Household Products – 1.1%

2,900	Energizer Holdings Inc.	282,286

1,100	Procter & Gamble Company	86,526
	Total Household Products	368,812

	Industrial Conglomerates – 0.5%

7,300	General Electric Company	185,931

	Insurance – 2.1%

4,600	Aspen Insurance Holdings Limited	172,776

1,900	PartnerRe Limited	187,872

800	Reinsurance Group of America Inc.	61,592

Nuveen Investments	79

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Insurance (continued)

8,600	Unum Group	$299,108
	Total Insurance	721,348

	Internet Software & Services – 2.4%

300	Google Inc., Class A, (2)	364,695

1,000	IAC/InterActiveCorp.	77,530

6,700	VeriSign, Inc., (2)	369,237
	Total Internet Software & Services	811,462

	IT Services – 1.5%

1,500	NeuStar, Inc., (2)	53,730

40,500	Xerox Corporation	445,095
	Total IT Services	498,825

	Machinery – 7.1%

6,000	AGCO Corporation	314,880

5,200	Dover Corporation	490,360

5,900	IDEX Corporation	442,913

7,100	Kennametal Inc.	310,554

6,200	Oshkosh Truck Corporation	358,546

4,000	Parker Hannifin Corporation	482,200
	Total Machinery	2,399,453

	Media – 9.4%

6,900	DirecTV, (2)	535,440

10,400	Gannett Company Inc.	309,400

23,300	Interpublic Group Companies, Inc.	412,876

6,200	Omnicom Group, Inc.	469,216

9,200	Regal Entertainment Group, Class A	169,280

7,500	Starz, Class A, (2)	239,850

3,800	Time Warner Cable, Class A	533,330

6,000	Viacom Inc., Class B	526,380
	Total Media	3,195,772

	Multiline Retail – 1.5%

8,700	Macy’s, Inc.	503,382

	Oil, Gas & Consumable Fuels – 7.3%

5,800	Apache Corporation	459,882

18,000	Chesapeake Energy Corporation	466,380

900	Chevron Corporation	103,797

5,600	Exxon Mobil Corporation	539,112

5,500	Marathon Petroleum Corporation	462,000

9,300	Valero Energy Corporation	446,214
	Total Oil, Gas, & Consumable Fuels	2,477,385

80	Nuveen Investments

Shares	Description (1)	Value

	Paper & Forest Products – 1.2%

3,800	Domtar Corporation	$420,964

	Personal Products – 1.3%

6,600	Herbalife, Limited	439,560

200	Nu Skin Enterprises, Inc., Class A	16,704
	Total Personal Products	456,264

	Pharmaceuticals – 1.3%

1,800	Johnson & Johnson	165,816

8,100	Pfizer Inc.	260,091
	Total Pharmaceuticals	425,907

	Professional Services – 1.3%

5,600	Manpower Inc.	437,696

	Software – 6.3%

6,000	CA Inc.	201,000

5,500	Intuit, Inc.	429,825

7,600	Microsoft Corporation	291,156

19,200	Oracle Corporation	750,912

22,300	Symantec Corporation	479,004
	Total Software	2,151,897

	Specialty Retail – 3.8%

12,200	Best Buy Co., Inc.	324,886

3,700	GameStop Corporation	138,047

10,300	Gap, Inc.	450,625

7,800	Lowe’s Companies, Inc.	390,234
	Total Specialty Retail	1,303,792

	Tobacco – 2.5%

10,400	Altria Group, Inc.	377,104

9,800	Lorillard Inc.	480,788
	Total Tobacco	857,892

	Trading Companies & Distributors – 2.0%

12,400	MRC Global Inc., (2)	318,928

4,000	WESCO International Inc., (2)	344,840
	Total Trading Companies & Distributors	663,768
	Total Long-Term Investments (cost $39,633,754)	43,392,181

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (29.3)% (3)

	Aerospace & Defense – (0.5)%

(300)	Precision Castparts Corporation	$(77,364)

(2,500)	Textron Inc.	(99,250)
	Total Aerospace & Defense	(176,614)

Nuveen Investments	81

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Airlines – (0.1)%

(1,000)	United Continental Holdings Inc., (2)	$(44,960)

	Automobiles – (0.3)%

(400)	Tesla Motors Inc., (2)	(97,924)

	Biotechnology – (1.0)%

(200)	Alexion Pharmaceuticals Inc., (2)	(35,360)

(800)	Medivation, Inc., (2)	(57,528)

(300)	Regeneron Pharmaceuticals, Inc., (2)	(99,750)

(1,000)	Theravance Inc., (2)	(37,000)

(1,200)	Vertex Pharmaceuticals Inc., (2)	(97,032)
	Total Biotechnology	(326,670)

	Capital Markets – (0.0)%

(300)	Northern Trust Corporation	(18,555)

	Chemicals – (1.0)%

(900)	Air Products & Chemicals Inc.	(109,188)

(1,500)	E.I. Du Pont de Nemours and Company	(99,930)

(600)	FMC Corporation	(46,308)

(700)	Praxair, Inc.	(91,259)
	Total Chemicals	(346,685)

	Commercial Banks – (0.2)%

(900)	BOK Financial Corporation	(58,257)

	Commercial Services & Supplies – (0.1)%

(1,400)	Rollins Inc.	(41,804)

	Communications Equipment – (0.8)%

(1,300)	Motorola Solutions Inc.	(86,060)

(1,300)	Palo Alto Networks, Incorporated, (2)	(92,495)

(4,600)	Riverbed Technology, Inc., (2)	(102,488)
	Total Communications Equipment	(281,043)

	Computers & Peripherals – (0.4)%

(2,700)	NCR Corporation, (2)	(91,935)

(400)	Stratasys, Inc., (2)	(50,852)
	Total Computers & Peripherals	(142,787)

	Construction & Engineering – (0.1)%

(600)	Chicago Bridge & Iron Company N.V.	(50,514)

	Construction Materials – (0.6)%

(1,000)	Eagle Materials Inc.	(88,400)

(900)	Martin Marietta Materials	(109,782)
	Total Construction Materials	(198,182)

82	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – (1.7)%

(1,400)	Duke Energy Corporation	$(99,232)

(1,100)	NextEra Energy Inc.	(100,529)

(2,700)	OGE Energy Corp.	(97,200)

(4,100)	Pepco Holdings, Inc.	(83,599)

(3,100)	PPL Corporation	(100,099)

(2,400)	Southern Company	(101,640)
	Total Electric Utilities	(582,299)

	Electronic Equipment & Instruments – (0.5)%

(600)	IPG Photonics Corporation, (2)	(43,062)

(1,400)	National Instruments Corporation	(40,558)

(2,500)	Trimble Navigation Limited, (2)	(95,375)
	Total Electronic Equipment & Instruments	(178,995)

	Energy Equipment & Services – (1.0)%

(600)	Dresser Rand Group, Inc., (2)	(32,598)

(300)	Halliburton Company	(17,100)

(11,700)	McDermott International Inc., (2)	(97,461)

(2,800)	Seadrill Limited	(103,488)

(2,100)	Tidewater Inc.	(102,312)
	Total Energy Equipment & Services	(352,959)

	Food & Staples Retailing – (0.3)%

(2,500)	Sysco Corporation	(90,050)

	Food Products – (1.0)%

(600)	Campbell Soup Company	(25,986)

(1,600)	Kellogg Company	(97,104)

(1,800)	Kraft Foods Inc.	(99,486)

(3,000)	Mondelez International Inc.	(102,090)
	Total Food Products	(324,666)

	Health Care Equipment & Supplies – (0.2)%

(800)	Baxter International, Inc.	(55,600)

	Health Care Providers & Services – (0.4)%

(900)	Catamaran Corporation, (2)	(40,572)

(2,300)	Tenet Healthcare Corporation, (2)	(101,476)
	Total Health Care Providers & Services	(142,048)

	Health Care Technology – (0.5)%

(3,800)	Allscripts Healthcare Solutions Inc., (2)	(70,566)

(1,400)	Cerner Corporation, (2)	(85,918)
	Total Health Care Technology	(156,484)

Nuveen Investments	83

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Hotels Restaurants & Leisure – (0.5)%

(2,200)	Carnival Corporation	$(87,252)

(1,000)	McDonald’s Corporation	(95,150)
	Total Hotels Restaurants & Leisure	(182,402)

	Household Durables – (0.9)%

(4,200)	D.R. Horton, Inc.	(103,152)

(2,400)	Lennar Corporation, Class A	(105,312)

(2,600)	Toll Brothers Inc., (2)	(101,426)
	Total Household Durables	(309,890)

	Household Products – (0.4)%

(200)	Kimberly-Clark Corporation	(22,070)

(1,300)	Procter & Gamble Company	(102,258)
	Total Household Products	(124,328)

	Independent Power Producers & Energy Traders – (0.1)%

(1,800)	Calpine Corporation, (2)	(34,290)

	Insurance – (1.7)%

(3,000)	Brown & Brown Inc.	(90,300)

(2,900)	Hartford Financial Services Group, Inc.	(102,051)

(2,300)	Loews Corporation	(100,004)

(1,600)	Marsh & McLennan Companies, Inc.	(77,056)

(4,000)	Progressive Corporation	(97,960)

(1,200)	Prudential Financial, Inc.	(101,496)
	Total Insurance	(568,867)

	Industrial Conglomerates – (0.2)%

(3,100)	General Electric Company	(78,957)

	Internet & Catalog Retail – (0.3)%

(200)	Amazon.com, Inc., (2)	(72,420)

(100)	NetFlix.com Inc., (2)	(44,563)
	Total Internet & Catalog Retail	(116,983)

	Internet Software & Services – (1.0)%

(1,700)	eBay Inc., (2)	(99,909)

(50)	Google Inc., Class A, (2)	(60,782)

(400)	LinkedIn Corporation, Class A Shares, (2)	(81,616)

(2,200)	Yahoo! Inc., (2)	(85,074)
	Total Internet Software & Services	(327,381)

	IT Services – (0.2)%

(300)	International Business Machines Corporation (IBM)	(55,551)

	Leisure Equipment & Products – (0.3)%

(2,800)	Mattel, Inc.	(104,468)

84	Nuveen Investments

Shares	Description (1)	Value

	Machinery – (0.3)%

(1,400)	ITT Industries, Inc.	$(61,460)

(1,200)	Navistar International Corporation, (2)	(45,000)
	Total Machinery	(106,460)

	Metals & Mining – (0.9)%

(2,000)	Nucor Corporation	(100,480)

(3,000)	Southern Copper Corporation	(91,530)

(4,500)	Tahoe Resources Inc., (2)	(105,390)
	Total Metals & Mining	(297,400)

	Multiline Retail – (0.3)%

(8,400)	J.C. Penney Company, Inc., (2)	(61,152)

(1,000)	Sears Holding Corporation, (2)	(44,750)
	Total Multiline Retail	(105,902)

	Multi-Utilities – (1.2)%

(1,800)	Consolidated Edison, Inc.	(100,890)

(1,400)	Dominion Resources, Inc.	(97,160)

(2,700)	NiSource Inc.	(94,014)

(1,100)	Sempra Energy	(103,917)
	Total Multi-Utilities	(395,981)

	Oil, Gas & Consumable Fuels – (3.8)%

(1,500)	Antero Resources Corporation, (2)	(90,510)

(2,300)	Cabot Oil & Gas Corporation	(80,500)

(2,100)	Cheniere Energy Inc., (2)	(103,803)

(5,300)	Cobalt International Energy, Inc., (2)	(102,184)

(2,400)	CONSOL Energy Inc.	(96,240)

(1,000)	Exxon Mobil Corporation	(96,270)

(1,700)	Laredo Petroleum Holdings Inc., (2)	(44,353)

(1,300)	Noble Energy, Inc.	(89,388)

(1,400)	ONEOK, Inc.	(82,796)

(100)	Pioneer Natural Resources Company	(20,118)

(1,000)	Range Resources Corporation	(86,050)

(2,100)	Southwestern Energy Company, (2)	(86,814)

(2,700)	Spectra Energy Corporation	(100,656)

(1,800)	Teekay Shipping Corporation	(107,550)

(800)	Ultra Petroleum Corporation, (2)	(20,128)

(2,300)	Williams Companies, Inc.	(94,990)
	Total Oil, Gas & Consumable Fuels	(1,302,350)

	Pharmaceuticals – (0.7)%

(1,900)	Bristol-Myers Squibb Company	(102,163)

(2,200)	Hospira Inc., (2)	(95,216)

Nuveen Investments	85

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Pharmaceuticals (continued)

(800)	Merck & Company Inc.	$(45,592)
	Total Pharmaceuticals	(242,971)

	Professional Services – (0.3)%

(2,000)	Nielsen Holdings BV	(94,680)

	Real Estate Investment Trust – (0.3)%

(1,200)	Crown Castle International Corporation	(91,080)

	Real Estate Management & Development – (0.3)%

(5,000)	St Joe Company, (2)	(96,650)

	Road & Rail – (0.1)%

(500)	Genesee & Wyoming Inc., (2)	(49,460)

	Semiconductors & Equipment – (1.4)%

(1,700)	Analog Devices, Inc.	(86,394)

(5,500)	Applied Materials, Inc.	(104,280)

(1,500)	Avago Technologies Limtied	(92,550)

(2,000)	Linear Technology Corporation	(93,680)

(2,000)	Texas Instruments Incorporated	(89,920)
	Total Semiconductors & Equipment	(466,824)

	Software – (1.1)%

(1,200)	Adobe Systems Incorporated, (2)	(82,332)

(5,900)	Nuance Communications, Inc., (2)	(90,211)

(1,600)	Salesforce.com, Inc., (2)	(99,792)

(900)	Workday Inc., Class A, (2)	(98,928)
	Total Software	(371,263)

	Specialty Retail – (0.3)%

(400)	CarMax, Inc., (2)	(19,372)

(800)	Signet Jewelers Limited	(76,440)

(100)	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	(8,969)
	Total Specialty Retail	(104,781)

	Textiles, Apparel & Luxury Goods – (0.9)%

(1,100)	Nike, Inc., Class B	(86,130)

(600)	PVH Corporation	(75,858)

(500)	Ralph Lauren Corporation	(80,540)

(600)	Under Armour, Inc., (2)	(67,890)
	Total Textiles, Apparel & Luxury Goods	(310,418)

	Thrifts & Mortgage Finance – (0.2)%

(5,800)	TFS Financial Corporation, (2)	(68,556)

	Trading Companies & Distributors – (0.6)%

(2,100)	Fastenal Company	(99,099)

86	Nuveen Investments

Shares	Description (1)	Value

	Trading Companies & Distributors (continued)

(4,300)	HD Suplly Holdings Inc., (2)	$(100,062)
	Total Trading Companies & Distributors	(199,161)

	Water Utilities – (0.3)%

(3,800)	Aqua America Inc.	(95,722)
	Total Common Stocks Sold Short (proceeds $9,180,544)	(9,969,872)
	Other Assets Less Liabilities – 1.6%	544,726
	Net Assets – 100%	$33,967,035

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, cash and long-term investments with a value of $14,120,205 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

Nuveen Investments	87

Nuveen Large Cap Growth Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 3.1%

3,900	Boeing Company	$502,788

2,700	Huntington Ingalls Industries Inc.	273,591
	Total Aerospace & Defense	776,379

	Airlines – 2.2%

8,600	Delta Air Lines, Inc.	285,606

11,600	Southwest Airlines Co.	260,304
	Total Airlines	545,910

	Auto Components – 1.3%

4,600	Delphi Automotive PLC	306,222

400	Lear Corporation	32,480
	Total Auto Components	338,702

	Automobiles – 1.2%

19,000	Ford Motor Company	292,410

	Beverages – 2.5%

3,400	Coca-Cola Company	129,880

3,100	Dr. Pepper Snapple Group	161,541

4,300	PepsiCo, Inc.	344,301
	Total Beverages	635,722

	Biotechnology – 4.3%

2,700	Amgen Inc.	334,854

2,600	Celgene Corporation, (2)	417,950

1,000	Gilead Sciences, Inc., (2)	82,790

6,800	Myriad Genentics Inc., (2)	246,228
	Total Biotechnology	1,081,822

	Capital Markets – 3.1%

2,400	Ameriprise Financial, Inc.	261,576

4,600	LPL Investments Holdings Inc.	246,928

3,900	Waddell & Reed Financial, Inc., Class A	271,830
	Total Capital Markets	780,334

	Chemicals – 1.4%

3,900	LyondellBasell Industries NV	343,512

	Commercial Services & Supplies – 1.8%

8,000	Pitney Bowes Inc.	203,600

13,500	R.R. Donnelley & Sons Company	258,255
	Total Commercial Services & Supplies	461,855

88	Nuveen Investments

Shares	Description (1)	Value

	Communications Equipment – 1.0%

3,500	Harris Corporation	$258,370

	Computers & Peripherals – 5.9%

2,300	Apple, Inc.	1,210,352

7,100	NetApp, Inc.	286,911
	Total Computers & Peripherals	1,497,263

	Construction & Engineering – 2.1%

8,200	AECOM Technology Corporation, (2)	261,908

3,300	Fluor Corporation	256,377
	Total Construction & Engineering	518,285

	Consumer Finance – 1.9%

5,200	American Express Company	474,656

	Containers & Packaging – 5.3%

3,800	Avery Dennison Corporation	189,316

2,700	Ball Corporation	150,012

900	Greif Inc.	45,054

2,300	Packaging Corp. of America	167,647

2,500	Rock-Tenn Company	279,050

8,100	Sealed Air Corporation	275,724

5,000	Silgan Holdings, Inc.	241,050
	Total Containers & Packaging	1,347,853

	Diversified Financial Services – 1.1%

3,600	Moody’s Corporation	284,400

	Diversified Telecommunication Services – 5.3%

12,000	Intelsat SA, (2)	238,080

6,900	Level 3 Communications Inc., (2)	254,058

12,000	Verizon Communications Inc.	570,960

33,000	Windstream Holdings Inc.	264,660
	Total Diversified Telecommunication Services	1,327,758

	Electrical Equipment – 0.4%

2,900	Babcock & Wilcox Company	95,584

	Food & Staples Retailing – 1.2%

7,100	Kroger Co.	297,774

	Health Care Equipment & Supplies – 1.1%

2,000	C. R. Bard, Inc.	288,320

	Health Care Providers & Services – 1.2%

1,700	McKesson HBOC Inc.	300,985

Nuveen Investments	89

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 6.6%

3,800	Bally Technologies, Inc., (2)	$257,450

4,800	Brinker International Inc.	264,000

2,700	Dominos Pizza Inc.	213,462

4,100	Las Vegas Sands	349,525

3,900	Wyndham Worldwide Corporation	284,232

1,200	Wynn Resorts Ltd	290,988
	Total Hotels, Restaurants & Leisure	1,659,657

	Household Durables – 1.7%

2,100	Tupperware Corporation	165,060

1,800	Whirlpool Corporation	260,334
	Total Household Durables	425,394

	Industrial Conglomerates – 0.3%

1,000	Carlisle Companies Inc.	79,320

	Internet & Catalog Retail – 0.2%

600	Expedia, Inc.	47,118

	Internet Software & Services – 2.5%

300	Google Inc., Class A, (2)	364,695

4,900	VeriSign, Inc., (2)	270,039
	Total Internet Software & Services	634,734

	IT Services – 5.4%

6,100	Booz Allen Hamilton Holding	128,283

6,700	Broadridge Financial Solutions, Inc.	252,992

3,600	Gartner Inc., (2)	250,416

1,300	International Business Machines Corporation (IBM)	240,721

7,300	NeuStar, Inc., (2)	261,486

13,400	Western Union Company	224,182
	Total IT Services	1,358,080

	Leisure Equipment & Products – 0.5%

1,000	Polaris Industries Inc.	134,030

	Machinery – 3.3%

3,100	Dover Corporation	292,330

3,600	IDEX Corporation	270,252

3,100	Pall Corporation	266,600
	Total Machinery	829,182

	Media – 9.5%

1,700	Comcast Corporation, Class A	87,873

4,700	DirecTV, (2)	364,720

14,100	Interpublic Group Companies, Inc.	249,852

90	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

3,800	Omnicom Group, Inc.	$287,584

12,100	Regal Entertainment Group, Class A	222,640

2,800	Scripps Networks Interactive, Class A Shares	227,472

8,100	Starz, Class A, (2)	259,038

2,500	Time Warner Cable, Class A	350,875

4,000	Viacom Inc., Class B	350,920
	Total Media	2,400,974

	Multiline Retail – 2.9%

5,900	Big Lots, Inc., (2)	174,345

200	Dillard’s, Inc., Class A	18,516

5,100	Macy’s, Inc.	295,086

3,900	Target Corporation	243,906
	Total Multiline Retail	731,853

	Paper & Forest Products – 1.0%

5,200	International Paper Company	254,228

	Personal Products – 2.1%

4,000	Herbalife, Limited	266,400

3,200	Nu Skin Enterprises, Inc., Class A	267,264
	Total Personal Products	533,664

	Road & Rail – 0.5%

2,200	Landstar System	126,962

	Semiconductors & Equipment – 0.2%

2,400	Intel Corporation	59,424

	Software – 7.7%

4,000	Intuit, Inc.	312,600

27,000	Microsoft Corporation	1,034,370

15,500	Oracle Corporation	606,205
	Total Software	1,953,175

	Specialty Retail – 4.9%

6,100	Best Buy Co., Inc.	162,443

6,300	Gap, Inc.	275,625

5,000	Home Depot, Inc.	410,150

8,000	Lowe’s Companies, Inc.	400,240
	Total Specialty Retail	1,248,458

	Tobacco – 2.2%

4,700	Altria Group, Inc.	170,422

5,800	Lorillard Inc.	284,548

1,400	Philip Morris International	113,274
	Total Tobacco	568,244

Nuveen Investments	91

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.8%

8,200	MRC Global Inc., (2)	$210,904
	Total Long-Term Investments (cost $23,045,192)	25,203,295
	Other Assets Less Liabilities – 0.3%	66,174
	Net Assets – 100%	$25,269,469

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

92	Nuveen Investments

Nuveen Large Cap Value Fund

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.9%

	COMMON STOCKS – 99.9%

	Aerospace & Defense – 3.7%

178,000	Exelis Inc.	$3,636,540

39,000	Northrop Grumman Corporation	4,720,170

48,000	Raytheon Company	4,699,680
	Total Aerospace & Defense	13,056,390

	Air Freight & Logistics – 1.4%

38,000	FedEx Corporation	5,066,540

	Airlines – 1.5%

129,000	Delta Air Lines, Inc.	4,284,090

40,000	Southwest Airlines Co.	897,600
	Total Airlines	5,181,690

	Auto Components – 0.1%

7,200	Delphi Automotive PLC	479,304

	Automobiles – 1.4%

327,000	Ford Motor Company	5,032,530

	Capital Markets – 2.7%

28,000	Ameriprise Financial, Inc.	3,051,720

39,000	Goldman Sachs Group, Inc.	6,491,550
	Total Capital Markets	9,543,270

	Commercial Banks – 6.2%

206,000	Bank of America Corporation	3,405,180

206,000	JPMorgan Chase & Co.	11,704,920

63,000	PNC Financial Services Group, Inc.	5,152,140

34,000	Wells Fargo & Company	1,578,280
	Total Commercial Banks	21,840,520

	Commercial Services & Supplies – 1.1%

200,000	R.R. Donnelley & Sons Company	3,826,000

	Communication Equipment – 2.4%

384,000	Brocade Communications Systems Inc., (2)	3,674,880

47,000	Cisco Systems, Inc.	1,024,600

53,000	Harris Corporation	3,912,460
	Total Communication Equipment	8,611,940

	Computers & Peripherals – 6.1%

15,000	Apple, Inc.	7,893,600

193,000	Hewlett-Packard Company	5,766,840

Nuveen Investments	93

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Computers & Peripherals (continued)

92,000	Lexmark International, Inc., Class A	$3,876,880

48,000	Western Digital Corporation	4,175,520
	Total Computers & Peripherals	21,712,840

	Construction & Engineering – 2.1%

115,000	AECOM Technology Corporation, (2)	3,673,100

82,000	URS Corporation	3,813,000
	Total Construction & Engineering	7,486,100

	Consumer Finance – 1.4%

1,000	Capital One Financial Corporation	73,430

82,000	Discover Financial Services	4,705,160
	Total Consumer Finance	4,778,590

	Containers & Packaging – 1.0%

33,000	Rock-Tenn Company	3,683,460

	Diversified Consumer Services – 3.3%

112,000	Apollo Group, Inc., (2)	3,732,960

87,000	Devry Education Group Inc.	3,654,870

6,000	Graham Holdings Company	4,312,200
	Total Diversified Consumer Services	11,700,030

	Diversified Financial Services – 0.3%

9,000	Berkshire Hathaway Inc., Class B, (2)	1,042,020

	Diversified Telecommunication Services – 4.3%

142,000	CenturyLink Inc.	4,438,920

728,000	Frontier Communications Corporation	3,552,640

176,000	Intelsat SA, (2)	3,491,840

462,000	Windstream Holdings Inc.	3,705,240
	Total Diversified Telecommunication Services	15,188,640

	Electrical Equipment – 0.4%

17,000	Regal-Beloit Corporation	1,252,730

	Electronic Equipment & Instruments – 3.0%

85,000	Avnet Inc.	3,700,050

179,000	Jabil Circuit Inc.	3,313,290

64,000	Tech Data Corporation, (2)	3,686,400
	Total Electronic Equipment & Instruments	10,699,740

	Health Care Equipment & Supplies – 2.7%

96,000	Hill Rom Holdings Inc.	3,631,680

102,000	Medtronic, Inc.	6,044,520
	Total Health Care Equipment & Supplies	9,676,200

94	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 5.7%

61,000	Cardinal Health, Inc.	$4,363,330

37,000	Humana Inc.	4,161,020

89,000	UnitedHealth Group Incorporated	6,877,030

53,000	Wellpoint Inc.	4,801,270
	Total Health Care Providers & Services	20,202,650

	Hotels, Restaurants & Leisure – 1.9%

280,000	Penn National Gaming, Inc., (2)	3,598,000

58,000	Royal Caribbean Cruises Limited	3,069,940
	Total Hotels, Restaurants & Leisure	6,667,940

	Household Durables – 1.2%

29,000	Whirlpool Corporation	4,194,270

	Household Products – 0.7%

12,000	Energizer Holdings Inc.	1,168,080

18,000	Procter & Gamble Company	1,415,880
	Total Household Products	2,583,960

	Industrial Conglomerates – 0.8%

116,000	General Electric Company	2,954,520

	Insurance – 8.4%

96,000	Aspen Insurance Holdings Limited	3,605,760

54,000	Assurant Inc.	3,544,020

22,000	Everest Reinsurance Group Ltd	3,283,280

36,000	PartnerRe Limited	3,559,680

50,000	Reinsurance Group of America Inc.	3,849,500

37,000	RenaisasnceRE Holdings, Limited	3,533,870

51,000	Travelers Companies, Inc.	4,275,840

112,000	Unum Group	3,895,360
	Total Insurance	29,547,310

	IT Services – 2.3%

139,000	Booz Allen Hamilton Holding	2,923,170

17,000	Computer Sciences Corporation	1,074,400

375,000	Xerox Corporation	4,121,250
	Total IT Services	8,118,820

	Machinery – 4.4%

71,000	AGCO Corporation	3,726,080

42,000	Dover Corporation	3,960,600

62,000	Oshkosh Truck Corporation	3,585,460

36,000	Parker Hannifin Corporation	4,339,800
	Total Machinery	15,611,940

Nuveen Investments	95

Nuveen Large Cap Value Fund (continued)

Portfolio of Investments February 28, 2014 (Unaudited)

Shares	Description (1)	Value

	Media – 2.9%

4,300	DirecTV, (2)	$333,680

134,000	Gannett Company Inc.	3,986,500

34,000	John Wiley and Sons Inc., Class A	1,973,020

180,000	Regal Entertainment Group, Class A	3,312,000

10,000	Walt Disney Company	808,100
	Total Media	10,413,300

	Multiline Retail – 3.0%

48,000	Big Lots, Inc., (2)	1,418,400

31,000	Dillard’s, Inc., Class A	2,869,980

64,000	Macy’s, Inc.	3,703,040

44,000	Target Corporation	2,751,760
	Total Multiline Retail	10,743,180

	Oil, Gas & Consumable Fuels – 9.5%

56,000	Apache Corporation	4,440,240

161,000	Chesapeake Energy Corporation	4,171,510

13,000	Chevron Corporation	1,499,290

96,000	Exxon Mobil Corporation	9,241,920

53,000	Marathon Petroleum Corporation	4,452,000

71,000	Phillips 66	5,315,060

93,000	Valero Energy Corporation	4,462,140
	Total Oil, Gas & Consumable Fuels	33,582,160

	Paper & Forest Products – 2.1%

33,000	Domtar Corporation	3,655,740

77,000	International Paper Company	3,764,530
	Total Paper & Forest Products	7,420,270

	Pharmaceuticals – 3.8%

19,000	Johnson & Johnson	1,750,280

362,000	Pfizer Inc.	11,623,820
	Total Pharmaceuticals	13,374,100

	Professional Services – 0.6%

27,000	Manpower Inc.	2,110,320

	Semiconductors & Equipment – 2.3%

129,000	Intel Corporation	3,194,040

231,000	Marvell Technology Group Ltd.	3,531,990

66,096	NVIDIA Corporation	1,214,844
	Total Semiconductors & Equipment	7,940,874

	Software – 1.4%

29,000	Microsoft Corporation	1,110,990

96	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

171,000	Symantec Corporation	$3,673,080
	Total Software	4,784,070

	Specialy Retail – 2.9%

152,000	Best Buy Co., Inc.	4,047,760

83,000	GameStop Corporation	3,096,730

225,000	Staples, Inc.	3,057,750
	Total Specialy Retail	10,202,240

	Trading Companies & Distributors – 0.9%

108,000	MRC Global Inc., (2)	2,777,760

4,000	WESCO International Inc., (2)	344,840
	Total Trading Companies & Distributors	3,122,600
	Total Long-Term Investments (cost $313,629,443)	353,433,058
	Other Assets Less Liabilities – 0.1%	522,055
	Net Assets – 100%	$353,955,113

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of

Assets and Liabilities	February 28, 2014 (Unaudited)

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Assets
Long-term investments, at value (cost $6,541,435, $8,218,352, $29,052,647, $18,867,502 and $28,166,431, respectively)	$7,122,944	$8,724,643	$30,939,970	$20,827,183	$41,533,254
Short-term investments, at value (cost approximates value)	—	—	337,986	14,456,437	1,181,510
Cash	45,127	5,659	—	5,730,000	—
Cash collateral at brokers(1)	—	—	7,437,058	18,118,442	—
Receivable for:
Dividends	12,440	23,606	44,813	27,969	36,760
Investments sold	—	69,778	269,812	416,111	—
Reimbursement from Adviser	—	—	—	—	13,845
Shares sold	390,599	55,501	453,978	553,742	2,225,287
Other assets	5,919	5,917	5,229	6,331	29,001
Total assets	7,577,029	8,885,104	39,488,846	60,136,215	45,019,657
Liabilities
Cash overdraft	—	—	—	—	10,891
Common stocks sold short, at value (proceeds $–, $–, $16,642,000, $18,910,052 and $–, respectively)	—	—	17,592,253	20,780,863	—
Payable for:
Dividends on securities sold short	—	—	15,593	22,150	—
Investments purchased	399,195	82,027	1,306,885	422,702	—
Shares redeemed	10,733	—	121,030	71,099	118,669
Accrued expenses:
Management fees	3,406	3,980	9,112	35,282	—
Trustee fees	46	64	116	243	453
12b-1 distribution and service fees	949	1,860	4,055	3,594	8,717
Professional fees	7,451	7,456	7,485	7,523	7,654
Shareholder reporting expenses	14,239	14,241	16,245	14,203	31,119
Other	2,552	3,620	25,394	18,467	10,971
Total liabilities	438,571	113,248	19,098,168	21,376,126	188,474
Net assets	$7,138,458	$8,771,856	$20,390,678	$38,760,089	$44,831,183
Class A Shares
Net assets	$3,307,539	$5,391,349	$13,545,564	$14,008,279	$16,106,316
Shares outstanding	136,080	227,307	445,819	666,284	563,702
Net asset value (“NAV”) per share	$24.31	$23.72	$30.38	$21.02	$28.57
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$25.79	$25.17	$32.23	$22.30	$30.31
Class C Shares
Net assets	$526,270	$1,368,343	$2,321,158	$1,547,984	$7,821,710
Shares outstanding	21,735	57,803	79,979	74,008	289,882
NAV and offering price per share	$24.21	$23.67	$29.02	$20.92	$26.98
Class R3 Shares
Net assets	N/A	N/A	N/A	N/A	$60,485
Shares outstanding	N/A	N/A	N/A	N/A	2,125
NAV and offering price per share	N/A	N/A	N/A	N/A	$28.46
Class I Shares
Net assets	$3,304,649	$2,012,164	$4,523,956	$23,203,826	$20,842,672
Shares outstanding	135,910	84,827	146,884	1,101,810	721,697
NAV and offering price per share	$24.31	$23.72	$30.80	$21.06	$28.88
Net assets consist of:
Capital paid-in	$6,500,787	$8,149,815	$19,926,824	$38,590,091	$31,589,894
Undistributed (Over-distribution of) net investment income	3,437	16,083	(50,132)	(198,815)	(39,094)
Accumulated net realized gain (loss)	52,725	99,667	(423,084)	279,943	(86,440)
Net unrealized appreciation (depreciation)	581,509	506,291	937,070	88,870	13,366,823
Net assets	$7,138,458	$8,771,856	$20,390,678	$38,760,089	$44,831,183

N/A – Fund does not offer share class.

(1)	Cash pledged to collateralize the net payment obligations for common stocks sold short.

See accompanying notes to financial statements.

98	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Assets
Long-term investments, at value (cost $20,195,679, $39,633,754, $23,045,192 and $313,629,443, respectively)	$22,188,127	$43,392,181	$25,203,295	$353,433,058
Short-term investments, at value (cost approximates value)	—	—	—	—
Cash	37,244	—	—	—
Cash collateral at brokers(1)	—	54,252	—	—
Receivable for:
Dividends	36,160	72,573	47,201	780,403
Investments sold	4,485	333,002	233,386	3,098,763
Reimbursement from Adviser	—	—	—	—
Shares sold	274,716	666,364	137,802	274,777
Other assets	6,204	6,778	5,889	121,312
Total assets	22,546,936	44,525,150	25,627,573	357,708,313
Liabilities
Cash overdraft	—	993	6,803	448,410
Common stocks sold short, at value (proceeds $–, $9,180,544,$– and $–, respectively)	—	9,969,872	—	—
Payable for:
Dividends on securities sold short	—	14,937	—	—
Investments purchased	286,898	495,493	307,003	2,539,868
Shares redeemed	—	10,821	—	305,496
Accrued expenses:
Management fees	12,463	26,045	14,651	199,347
Trustee fees	180	298	248	81,279
12b-1 distribution and service fees	1,627	1,920	2,445	67,934
Professional fees	7,520	7,571	7,552	9,296
Shareholder reporting expenses	14,221	13,950	14,214	31,301
Other	3,997	16,215	5,188	70,269
Total liabilities	326,906	10,558,115	358,104	3,753,200
Net assets	$22,220,030	$33,967,035	$25,269,469	$353,955,113
Class A Shares
Net assets	$3,036,322	$6,912,023	$9,507,962	$274,789,769
Shares outstanding	126,806	288,181	396,156	10,770,377
Net asset value (“NAV”) per share	$23.94	$23.99	$24.00	$25.51
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$25.40	$25.45	$25.46	$27.07
Class C Shares
Net assets	$1,587,001	$1,130,498	$1,080,350	$22,485,591
Shares outstanding	66,425	47,314	45,124	911,610
NAV and offering price per share	$23.89	$23.89	$23.94	$24.67
Class R3 Shares
Net assets	N/A	N/A	N/A	$100,922
Shares outstanding	N/A	N/A	N/A	3,931
NAV and offering price per share	N/A	N/A	N/A	$25.67
Class I Shares
Net assets	$17,596,707	$25,924,514	$14,681,157	$56,578,831
Shares outstanding	734,695	1,079,927	611,544	2,207,669
NAV and offering price per share	$23.95	$24.01	$24.01	$25.63
Net assets consist of:
Capital paid-in	$19,565,982	$29,917,754	$22,188,881	$292,145,423
Undistributed (Over-distribution of) net investment income	30,980	1,515	46,067	1,434,363
Accumulated net realized gain (loss)	630,620	1,078,667	876,418	20,571,712
Net unrealized appreciation (depreciation)	1,992,448	2,969,099	2,158,103	39,803,615
Net assets	$22,220,030	$33,967,035	$25,269,469	$353,955,113

N/A – Fund does not offer share class.

(1)	Cash pledged to collateralize the net payment obligations for common stocks sold short.

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of

Operations	Six Months Ended February 28, 2014 (Unaudited)

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Dividend and Interest Income (net of foreign tax withheld of $–, $–, $30, $– and $–, respectively)	$32,522	$74,899	$135,585	$149,740	$201,544
Expenses
Management fees	14,760	17,509	62,249	142,415	130,657
12b-1 service fees – Class A	1,940	3,402	6,378	5,629	19,058
12b-1 distribution and service fees – Class C	1,305	3,413	5,981	3,614	31,975
12b-1 distribution and service fees – Class R3	N/A	N/A	N/A	N/A	144
Dividends expense on securities sold short	—	—	60,013	82,437	—
Prime broker expenses	—	—	45,972	103,192	—
Shareholder servicing agent fees and expenses	1,059	1,181	4,696	3,080	17,083
Custodian fees and expenses	5,025	8,799	28,296	15,175	10,476
Trustees fees and expenses	53	74	138	307	554
Professional fees	7,620	7,749	18,566	10,168	8,868
Shareholder reporting expenses	9,441	9,445	9,373	9,456	40,461
Federal and state registration fees	5,086	5,226	6,663	7,660	29,645
Other expenses	60	218	34	430	2,880
Total expenses before fee waiver/expense reimbursement	46,349	57,016	248,359	383,563	291,801
Fee waiver/expense reimbursement	(25,632)	(27,806)	(62,838)	(35,008)	(51,274)
Net expenses	20,717	29,210	185,521	348,555	240,527
Net investment income (loss)	11,805	45,689	(49,936)	(198,815)	(38,983)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	54,777	121,126	260,343	913,373	675,217
Securities sold short	—	—	(616,318)	(605,574)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	610,205	506,642	1,868,764	1,834,090	5,255,423
Securities sold short	—	—	(965,191)	(1,858,470)	—
Net realized and unrealized gain (loss)	664,982	627,768	547,598	283,419	5,930,640
Net increase (decrease) in net assets from operations	$676,787	$673,457	$497,662	$84,604	$5,891,657

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

100	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Dividend and Interest Income (net of foreign tax withheld of $–, $–, $26 and $–, respectively)	$161,693	$323,404	$208,071	$3,991,437
Expenses
Management fees	57,275	149,407	71,128	1,191,705
12b-1 service fees – Class A(1)	1,932	4,181	7,521	332,644
12b-1 distribution and service fees – Class C	3,958	2,375	3,193	100,466
12b-1 distribution and service fees – Class R3	N/A	N/A	N/A	233
Dividends expense on securities sold short	—	66,224	—	—
Prime broker expenses	—	51,969	—	—
Shareholder servicing agent fees and expenses	1,348	2,649	1,822	117,416
Custodian fees and expenses	8,798	18,028	10,054	23,210
Trustees fees and expenses	236	385	308	4,787
Professional fees	8,462	9,128	8,826	31,564
Shareholder reporting expenses	9,455	9,445	9,487	48,934
Federal and state registration fees	5,654	7,161	5,882	33,118
Other expenses	196	406	175	6,161
Total expenses before fee waiver/expense reimbursement	97,314	321,358	118,396	1,890,238
Fee waiver/expense reimbursement	(18,175)	(40,775)	(16,721)	—
Net expenses	79,139	280,583	101,675	1,890,238
Net investment income (loss)	82,554	42,821	106,396	2,101,199
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	684,175	1,461,736	1,097,299	32,571,495
Securities sold short	—	(274,727)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	1,935,700	3,697,316	1,999,761	11,031,201
Securities sold short	—	(765,841)	—	—
Net realized and unrealized gain (loss)	2,619,875	4,118,484	3,097,060	43,602,696
Net increase (decrease) in net assets from operations	$2,702,429	$4,161,305	$3,203,456	$45,703,895

N/A – Fund does not offer share share class.

(1)	12b-1 service fees for Large Cap Value include 12b-1 distribution and service fees incurred on Class B Shares during the period. Class B Shares of Large Cap Value converted to Class A Shares at the close of business on December 16, 2013.

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of

Changes in Net Assets	(Unaudited)

	Concentrated Core		Core Dividend
	Six Months Ended 2/28/14	For the Period 6/17/2013 (commencement of operations) through 8/31/13	Six Months Ended 2/28/14	For the Period 6/17/2013 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$11,805	$2,381	$45,689	$4,942
Net realized gain (loss) from:
Investments and foreign currency	54,777	722	121,126	12,339
Securities sold short	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	610,205	(28,696)	506,642	(351)
Securities sold short	—	—	—	—
Net increase in net assets from operations	676,787	(25,593)	673,457	16,930
Distributions to Shareholders
From net investment income:
Class A	(4,242)	—	(19,392)	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	(2,550)	—
Class R3	N/A	N/A	N/A	N/A
Class I	(6,688)	—	(12,886)	—
From accumulated net realized gains:
Class A	(1,040)	—	(20,671)	—
Class B	N/A	N/A	N/A	N/A
Class C	(193)	—	(3,753)	—
Class R3	N/A	N/A	N/A	N/A
Class I	(1,541)	—	(9,374)	—
Decrease in net assets from distributions to shareholders	(13,704)	—	(68,626)	—
Fund Share Transactions
Proceeds from sale of shares	5,407,820	1,410,583	6,700,144	1,696,981
Proceeds from shares issued to shareholders due to reinvestment of distributions	9,480	—	48,529	—
	5,417,300	1,410,583	6,748,673	1,696,981
Cost of shares redeemed	(316,633)	(10,282)	(295,559)	—
Net increase (decrease) in net assets from Fund share transactions	5,100,667	1,400,301	6,453,114	1,696,981
Net increase (decrease) in net assets	5,763,750	1,374,708	7,057,945	1,713,911
Net assets at the beginning of period	1,374,708	—	1,713,911	—
Net assets at the end of period	$7,138,458	$1,374,708	$8,771,856	$1,713,911
Undistributed (Over-distribution of) net investment income at the end of period	$3,437	$2,562	$16,083	$5,222

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

102	Nuveen Investments

	Equity Long/Short			Equity Market Neutral
	Six Months Ended 2/28/14	One Month Ended 8/31/13	Year Ended 7/31/13	Six Months Ended 2/28/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$(49,936)	$3,903	$2,885	$(198,815)	$(25,902)
Net realized gain (loss) from:
Investments and foreign currency	260,343	(4,056)	587,782	913,373	252,860
Securities sold short	(616,318)	(26,221)	(160,234)	(605,574)	(67,643)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	1,868,764	(251,572)	(36,554)	1,834,090	125,591
Securities sold short	(965,191)	133,049	(110,282)	(1,858,470)	(12,341)
Net increase in net assets from operations	497,662	(144,897)	283,597	84,604	272,565
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	N/A
Class I	(4,818)	—	—	—	—
From accumulated net realized gains:
Class A	(177,757)	—	(4,526)	(34,018)	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	(72,488)	—	(4,648)	(8,445)	—
Class R3	N/A	N/A	N/A	N/A	N/A
Class I	(157,472)	—	(102,136)	(144,935)	—
Decrease in net assets from distributions to shareholders	(412,535)	—	(111,310)	(187,398)	—
Fund Share Transactions
Proceeds from sale of shares	19,839,368	3,474,238	385,955	28,198,181	13,867,268
Proceeds from shares issued to shareholders due to reinvestment of distributions	407,048	—	111,310	78,016	—
	20,246,416	3,474,238	497,265	28,276,197	13,867,268
Cost of shares redeemed	(5,226,478)	(45,105)	—	(3,552,997)	(150)
Net increase (decrease) in net assets from Fund share transactions	15,019,938	3,429,133	497,265	24,723,200	13,867,118
Net increase (decrease) in net assets	15,105,065	3,284,236	669,552	24,620,406	14,139,683
Net assets at the beginning of period	5,285,613	2,001,377	1,331,825	14,139,683	—
Net assets at the end of period	$20,390,678	$5,285,613	$2,001,377	$38,760,089	$14,139,683
Undistributed (Over-distribution of) net investment income at the end of period	$(50,132)	$4,622	$(1,484)	$(198,815)	$—

N/A – Fund does not offer share share class.

See accompanying notes to financial statements.

Nuveen Investments	103

Statement of Changes in Net Assets (Unaudited) (continued)

	Growth			Large Cap Core
	Six Months Ended 2/28/14	One Month Ended 8/31/13	Year Ended 7/31/13	Six Months Ended 2/28/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$(38,983)	$4,103	$11,898	$82,554	$16,547
Net realized gain (loss) from:
Investments and foreign currency	675,217	62,762	3,429,655	684,175	194,150
Securities sold short	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	5,255,423	(952,090)	2,634,574	1,935,700	56,748
Securities sold short	—	—	—	—	—
Net increase in net assets from operations	5,891,657	(885,225)	6,076,127	2,702,429	267,445
Distributions to Shareholders
From net investment income:
Class A	—	—	(25,479)	(6,278)	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	—	—	—	—	—
Class R3	—	—	—	N/A	N/A
Class I	(6,000)	—	(57,442)	(62,104)	—
From accumulated net realized gains:
Class A	(336,403)	—	—	(26,424)	—
Class B	N/A	N/A	N/A	N/A	N/A
Class C	(152,846)	—	—	(14,881)	—
Class R3	(1,292)	—	—	N/A	N/A
Class I	(387,526)	—	—	(206,400)	—
Decrease in net assets from distributions to shareholders	(884,067)	—	(82,921)	(316,087)	—
Fund Share Transactions
Proceeds from sale of shares	11,519,469	2,172,963	22,604,396	8,106,884	11,784,583
Proceeds from shares issued to shareholders due to reinvestment of distributions	691,418	—	64,427	44,278	—
	12,210,887	2,172,963	22,668,823	8,151,162	11,784,583
Cost of shares redeemed	(6,819,489)	(532,163)	(23,142,257)	(366,815)	(2,687)
Net increase (decrease) in net assets from Fund share transactions	5,391,398	1,640,800	(473,434)	7,784,347	11,781,896
Net increase (decrease) in net assets	10,398,988	755,575	5,519,772	10,170,689	12,049,341
Net assets at the beginning of period	34,432,195	33,676,620	28,156,848	12,049,341	—
Net assets at the end of period	$44,831,183	$34,432,195	$33,676,620	$22,220,030	$12,049,341
Undistributed (Over-distribution of) net investment income at the end of period	$(39,094)	$5,889	$(49,607)	$30,980	$16,808

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

104	Nuveen Investments

	Large Cap Core Plus		Large Cap Growth
	Six Months Ended 2/28/14	For the Period 6/17/13 (commencement of operations) through 8/31/13	Six Months Ended 2/28/14	For the Period 6/17/13 (commencement of operations) through 8/31/13
Operations
Net investment income (loss)	$42,821	$10,189	$106,396	$20,443
Net realized gain (loss) from:
Investments and foreign currency	1,461,736	303,204	1,097,299	140,973
Securities sold short	(274,727)	(25,733)	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	3,697,316	61,111	1,999,761	158,342
Securities sold short	(765,841)	(23,487)	—	—
Net increase in net assets from operations	4,161,305	325,284	3,203,456	319,758
Distributions to Shareholders
From net investment income:
Class A	(3,433)	—	(23,630)	—
Class B	N/A	N/A	N/A	N/A
Class C	—	—	—	—
Class R3	N/A	N/A	N/A	N/A
Class I	(49,932)	—	(57,393)	—
From accumulated net realized gains:
Class A	(52,342)	—	(127,082)	—
Class B	N/A	N/A	N/A	N/A
Class C	(6,226)	—	(11,061)	—
Class R3	N/A	N/A	N/A	N/A
Class I	(325,555)	—	(223,711)	—
Decrease in net assets from distributions to shareholders	(437,488)	—	(442,877)	—
Fund Share Transactions
Proceeds from sale of shares	14,136,537	18,271,821	10,526,709	12,252,250
Proceeds from shares issued to shareholders due to reinvestment of distributions	185,491	—	155,399	—
	14,322,028	18,271,821	10,682,108	12,252,250
Cost of shares redeemed	(2,675,915)	—	(744,998)	(228)
Net increase (decrease) in net assets from Fund share transactions	11,646,113	18,271,821	9,937,110	12,252,022
Net increase (decrease) in net assets	15,369,930	18,597,105	12,697,689	12,571,780
Net assets at the beginning of period	18,597,105	—	12,571,780	—
Net assets at the end of period	$33,967,035	$18,597,105	$25,269,469	$12,571,780
Undistributed (Over-distribution of) net investment income at the end of period	$1,515	$12,059	$46,067	$20,694

N/A – Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	105

Statement of Changes in Net Assets (Unaudited) (continued)

	Large Cap Value
	Six Months Ended 2/28/14	Two Months Ended 8/31/13	Year Ended 6/30/13
Operations
Net investment income (loss)	$2,101,199	$418,399	$4,071,036
Net realized gain (loss) from:
Investments and foreign currency	32,571,495	22,436,703	61,341,761
Securities sold short	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	11,031,201	(9,472,034)	(69,391)
Securities sold short	—	—	—
Net increase in net assets from operations	45,703,895	13,383,068	65,343,406
Distributions to Shareholders
From net investment income:
Class A(1)	(3,906,815)	—	(3,566,107)
Class B	N/A	—	(5,388)
Class C	(150,809)	—	(107,843)
Class R3	(1,124)	—	(1,054)
Class I	(937,826)	—	(412,184)
From accumulated net realized gains:
Class A(1)	(27,804,434)	—	—
Class B	N/A	—	—
Class C	(2,187,275)	—	—
Class R3	(9,947)	—	—
Class I	(5,567,417)	—	—
Decrease in net assets from distributions to shareholders	(40,565,647)	—	(4,092,576)
Fund Share Transactions
Proceeds from sale of shares	25,843,746	5,631,108	34,054,290
Proceeds from shares issued to shareholders due to reinvestment of distributions	32,867,315	—	3,454,091
	58,711,061	5,631,108	37,508,381
Cost of shares redeemed	(23,643,452)	(48,519,961)	(56,020,015)
Net increase (decrease) in net assets from Fund share transactions	35,067,609	(42,888,853)	(18,511,634)
Net increase (decrease) in net assets	40,205,857	(29,505,785)	42,739,196
Net assets at the beginning of period	313,749,256	343,255,041	300,515,845
Net assets at the end of period	$353,955,113	$313,749,256	$343,255,041
Undistributed (Over-distribution of) net investment income at the end of period	$1,434,363	$4,329,738	$3,911,901

N/A – Fund no longer offers share class.

(1)	Includes distributions to shareholders of Large Cap Value’s Class B Shares during the period. Class B Shares of Large Cap Value converted to Class A Shares at the close of business on December 16, 2013.

See accompanying notes to financial statements.

106	Nuveen Investments

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Nuveen Investments	107

Financial

Highlights (Unaudited)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(f)	$19.66	$.06		$4.65	$4.71	$(.04)	$(.02)	$(.06)	$24.31
2013(d)	20.00	.05		(.39)	(.34)	—	—	—	19.66
Class C (6/13)
2014(f)	19.63	(.02)		4.62	4.60	—	(.02)	(.02)	24.21
2013(d)	20.00	—	*	(.37)	(.37)	—	—	—	19.63
Class I (6/13)
2014(f)	19.68	.10		4.61	4.71	(.06)	(.02)	(.08)	24.31
2013(d)	20.00	.04		(.36)	(.32)	—	—	—	19.68

108	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

23.93%	$3,308	2.44	%**	(.69	)%**	1.22	%**	.54	%**	52%
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

23.42	526	3.45	**	(1.62	)**	1.97	**	(.14	)**	52
(1.85)	117	7.21	**	(5.13	)**	1.97	**	.11	**	24

24.02	3,305	2.55	**	(.71	)**	.97	**	.87	**	52
(1.65)	1,018	8.54	**	(6.56	)**	.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial Highlights (Unaudited) (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(f)	$20.32	$.22	$3.49	$3.71	$(.18)	$(.13)	$(.31)	$23.72
2013(d)	20.00	.08	.24	.32	—	—	—	20.32
Class C (6/13)
2014(f)	20.28	.11	3.51	3.62	(.10)	(.13)	(.23)	23.67
2013(d)	20.00	.04	.24	.28	—	—	—	20.28
Class I (6/13)
2014(f)	20.32	.24	3.50	3.74	(.21)	(.13)	(.34)	23.72
2013(d)	20.00	.07	.25	.32	—	—	—	20.32

110	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

18.36%	$5,391	2.19	%*	.92	%*	1.17	%*	1.94	%*	75%
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

17.91	1,368	3.04	*	(.11	)*	1.92	*	1.01	*	75
1.40	111	6.52	*	(3.70	)*	1.92	*	.90	*	29

18.50	2,012	2.29	*	.78	*	.92	*	2.16	*	75
1.60	1,044	7.50	*	(4.86	)*	.92	*	1.72	*	29

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	111

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31
2014(i)	$28.72	$(.15)	$3.36	$3.21	$—	$(1.55)	$(1.55)	$30.38
2013(h)	29.54	.02	(.84)	(.82)	—	—	—	28.72
Year Ended 7/31
2013	26.81	(.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(.08)	.93	.85	—	(1.32)	(1.32)	26.81
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
Year Ended 8/31
2014(i)	27.60	(.25)	3.22	2.97	—	(1.55)	(1.55)	29.02
2013(h)	28.40	— **	(.80)	(.80)	—	—	—	27.60
Year Ended 7/31
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class I (12/08)
Year Ended 8/31
2014(i)	29.10	(.12)	3.41	3.29	(.04)	(1.55)	(1.59)	30.80
2013(h)	29.93	.03	(.86)	(.83)	—	—	—	29.10
Year Ended 7/31
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV value without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense, enhanced custody expense and prime broker expense on securities sold short as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expense to Average Net Assets(g)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended August 31:
2014(i)	1.20	%*	1.21	%*	1.26	%*	.90	%*	.91	%*	.99	%*
2013(h)	1.42	*	1.46	*	1.42	*	—		—		—
Year Ended July 31:
2013	.84		.89		.89		.26		.32		.32
2012	.70		.70		.58		.13		.13		.13
2011	.47		.47		.47		.15		.15		.15
2010	.33		.33		.33		.18		.18		.18
2009(e)	.50	*	.50	*	.50	*	.12	*	.12	*	.12	*

112	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

11.16%	$13,546	4.82	%*	(2.09)%*	3.72	%*	(1.00)%*	129%
(2.78)	390	5.42	*	(1.73)*	3.04	*	.65 *	12

20.39	326	13.43		(10.94)	2.62		(.13)	292
3.75	54	7.26		(5.26)	2.31		(.31)	67
16.44	341	6.54		(4.97)	2.10		(.54)	62
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

10.73	2,321	5.76	*	(3.02)*	4.49	*	(1.75)*	129
(2.82)	138	6.24	*	(2.44)*	3.81	*	(.01 )*	12

19.53	64	10.85		(8.13)	3.47		(.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

11.29	4,524	5.17	*	(2.35)*	3.62	*	(.79 )*	129
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		.26	292
4.03	1,224	7.69		(5.95)	1.92		(.17)	67
16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(h)	For the one month ended August 31, 2013.
(i)	For the six months ended February 28, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	113

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(g)	$20.53	$(.19)	$.88	$.69	$—	$(.20)	$(.20)	$21.02
2013(e)	20.00	(.04)	.57	.53	—	—	—	20.53
Class C (6/13)
2014(g)	20.50	(.27)	.89	.62	—	(.20)	(.20)	20.92
2013(e)	20.00	(.08)	.58	.50	—	—	—	20.50
Class I (6/13)
2014(g)	20.54	(.18)	.90	.72	—	(.20)	(.20)	21.06
2013(e)	20.00	(.04)	.58	.54	—	—	—	20.54

114	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

3.37%	$14,008	3.32	%*	(2.10	)%*	3.07	%*	(1.85	)%*	90%
2.65	799	3.00	*	(1.10	)*	2.85	*	(.95	)*	112

2.98	1,548	4.12	*	(2.87	)*	3.86	*	(2.62	)*	90
2.50	157	3.90	*	(2.45	)*	3.42	*	(1.97	)*	112

3.47	23,204	3.41	*	(2.04	)*	3.08	*	(1.71	)*	90
2.70	13,184	3.04	*	(1.77	)*	2.32	*	(1.05	)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime broker expense on securities sold short as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Brokerage Expense to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2014(g)	.74	%*	.70	%*	.73	%*	.71	%*	.79	%*	.98	%*
2013(e)	1.23	*	1.04	*	.95	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	115

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31
2014(g)	$25.03	$(.03)	$4.18	$4.15	$—	$(.61)	$(.61)	$28.57
2013(f)	25.68	— **	(.65)	(.65)	—	—	—	25.03
Year Ended 7/31
2013	21.09	.01	4.62	4.63	(.04)	—	(.04)	25.68
2012	20.23	(.02)	.88	.86	—	—	—	21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
Class C (3/06)
Year Ended 8/31
2014(g)	23.75	(.12)	3.96	3.84	—	(.61)	(.61)	26.98
2013(f)	24.38	(.01)	(.62)	(.63)	—	—	—	23.75
Year Ended 7/31
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
Class R3 (3/09)
Year Ended 8/31
2014(g)	24.96	(.06)	4.17	4.11	—	(.61)	(.61)	28.46
2013(f)	25.62	— **	(.66)	(.66)	—	—	—	24.96
Year Ended 7/31
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(d)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
Year Ended 8/31
2014(g)	25.27	.01	4.22	4.23	(.01)	(.61)	(.62)	28.88
2013(f)	25.92	.01	(.66)	(.65)	—	—	—	25.27
Year Ended 7/31
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48

116	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

16.70%	$16,106	1.47	%*	(.44 )%*	1.22	%*	(.19 )%*	12%
(2.53)	13,956	1.37	*	(.03 )*	1.22	*	.13 *	2

21.97	13,858	1.40		(.16)	1.22		.02	67
4.25	12,947	1.31		(.18)	1.23		(.09)	72
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24

16.29	7,822	2.25	*	(1.22)*	1.97	*	(.93 )*	12
(2.58)	4,967	2.13	*	(.80 )*	1.97	*	(.63 )*	2

21.05	4,143	2.18		(1.02)	1.97		(.81)	67
3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24

16.63	60	1.73	*	(.70 )*	1.47	*	(.44 )*	12
(2.58)	53	1.63	*	(.28 )*	1.48	*	(.13 )*	2

21.65	54	1.63		(.28)	1.47		(.12)	67
4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

16.86	20,843	1.23	*	(.20 )*	.97	*	.06 *	12
(2.51)	15,456	1.12	*	.23 *	.97	*	.38 *	2

22.26	15,621	1.16		.04	.97		.23	67
4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the one month ended August 31, 2013.
(g)	For the six months ended February 28, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	117

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(f)	$20.49	$.10	$3.78	$3.88	$(.08)	$(.35)	$(.43)	$23.94
2013(d)	20.00	.04	.45	.49	—	—	—	20.49
Class C (6/13)
2014(f)	20.46	.03	3.75	3.78	—	(.35)	(.35)	23.89
2013(d)	20.00	.01	.45	.46	—	—	—	20.46
Class I (6/13)
2014(f)	20.50	.12	3.78	3.90	(.10)	(.35)	(.45)	23.95
2013(d)	20.00	.03	.47	.50	—	—	—	20.50

118	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

19.05%	$3,036	1.37	%*	.70	%*	1.17	%*	.91	%*	73%
2.45	457	1.54	*	.53	*	1.17	*	.90	*	34

18.60	1,587	2.12	*	.04	*	1.92	*	.24	*	73
2.30	143	2.31	*	(.18	)*	1.92	*	.21	*	34

19.19	17,597	1.15	*	.86	*	.92	*	1.10	*	73
2.50	11,449	1.55	*	.07	*	.92	*	.69	*	34

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	119

Financial Highlights (Unaudited) (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(g)	$20.53	$.01	$3.81	$3.82	$(.02)	$(.34)	$(.36)	$23.99
2013(e)	20.00	.03	.50	.53	—	—	—	20.53
Class C (6/13)
2014(g)	20.51	(.07)	3.79	3.72	—	(.34)	(.34)	23.89
2013(e)	20.00	(.03)	.54	.51	—	—	—	20.51
Class I (6/13)
2014(g)	20.55	.04	3.81	3.85	(.05)	(.34)	(.39)	24.01
2013(e)	20.00	.02	.53	.55	—	—	—	20.55

120	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

18.62%	$6,912	2.68	%*	(.17	)%*	2.39	%*	.13	%*	85%
2.70	456	2.38	*	.26	*	1.99	*	.65	*	41

18.19	1,130	3.49	*	(.92	)*	3.19	*	(.62	)*	85
2.60	51	3.31	*	(1.33	)*	2.66	*	(.67	)*	41

18.75	25,925	2.47	*	.06	*	2.14	*	.39	*	85
2.80	18,090	2.33	*	(.30	)*	1.66	*	.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense and prime brokerage expense on securities sold short as follows:

	Ratios of Dividend Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Brokerage Expense to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2014(g)	.53	%*	.55	%*	.52	%*	.39	%*	.42	%*	.40	%*
2013(e)	.52	*	.44	*	.44	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2014.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	121

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2014(f)	$20.59	$.11		$3.75	$3.86	$(.07)	$(.38)	$(.45)	$24.00
2013(d)	20.00	.05		.54	.59	—	—	—	20.59
Class C (6/13)
2014(f)	20.56	.02		3.74	3.76	—	(.38)	(.38)	23.94
2013(d)	20.00	—	*	.56	.56	—	—	—	20.56
Class I (6/13)
2014(f)	20.60	.13		3.76	3.89	(.10)	(.38)	(.48)	24.01
2013(d)	20.00	.04		.56	.60	—	—	—	20.60

122	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

18.86%	$9,508	1.32	%**	.86	%**	1.17	%**	1.01	%**	81%
2.95	1,017	1.49	**	.92	**	1.15	**	1.25	**	48

18.41	1,080	2.08	**	.05	**	1.92	**	.21	**	81
2.80	83	2.50	**	(.60	)**	1.91	**	(.02	)**	48

19.00	14,681	1.10	**	.97	**	.92	**	1.15	**	81
3.00	11,472	1.55	**	.22	**	.92	**	.86	**	48

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2014.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	123

Financial Highlights (Unaudited) (continued)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31
2014(g)	$25.15	$.16		$3.39	$3.55	$(.36)	$(2.83)	$(3.19)	$25.51
2013(f)	24.31	.03		.81	.84	—	—	—	25.15
Year Ended 6/30
2013	20.03	.29		4.29	4.58	(.30)	—	(.30)	24.31
2012	20.25	.26		(.24)	.02	(.24)	—	(.24)	20.03
2011	16.11	.21		4.15	4.36	(.22)	—	(.22)	20.25
2010	14.23	.16		2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29		(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
Class C (8/96)
Year Ended 8/31
2014(g)	24.33	.06		3.28	3.34	(.17)	(2.83)	(3.00)	24.67
2013(f)	23.54	—	**	.79	.79	—	—	—	24.33
Year Ended 6/30
2013	19.41	.12		4.15	4.27	(.14)	—	(.14)	23.54
2012	19.61	.11		(.22)	(.11)	(.09)	—	(.09)	19.41
2011	15.61	.06		4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04		1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17		(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
Class R3 (8/08)
Year Ended 8/31
2014(g)	25.27	.13		3.40	3.53	(.30)	(2.83)	(3.13)	25.67
2013(f)	24.43	.02		.82	.84	—	—	—	25.27
Year Ended 6/30
2013	20.14	.24		4.30	4.54	(.25)	—	(.25)	24.43
2012	20.34	.22		(.23)	(.01)	(.19)	—	(.19)	20.14
2011	16.19	.18		4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12		2.03	2.15	(.27)	—	(.27)	16.19
2009(d)	22.05	.23		(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)
Year Ended 8/31
2014(g)	25.28	.19		3.42	3.61	(.43)	(2.83)	(3.26)	25.63
2013(f)	24.42	.04		.82	.86	—	—	—	25.28
Year Ended 6/30
2013	20.12	.34		4.31	4.65	(.35)	—	(.35)	24.42
2012	20.34	.31		(.24)	.07	(.29)	—	(.29)	20.12
2011	16.18	.26		4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21		2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33		(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28

124	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

14.60%	$274,790	1.11	%*	1.25	%*	1.11	%*	1.25	%*	86%
3.50	250,052	1.25	*	.70	*	1.25	*	.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85

14.24	22,486	1.86	*	.51	*	1.86	*	.51	*	86
3.36	17,780	2.00	*	(.02	)*	2.00	*	(.02	)*	42

22.10	17,174	1.91		.54		1.90		.55		153
(.51)	16,644	1.91		.58		1.91		.58		99
26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85

14.49	101	1.37	*	1.01	*	1.36	*	1.01	*	86
3.44	87	1.50	*	.43	*	1.50	*	.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

14.79	56,579	.86	*	1.50	*	.86	*	1.50	*	86
3.52	45,148	1.00	*	.97	*	1.00	*	.97	*	42

23.39	42,285	.91		1.53		.90		1.55		153
.45	24,546	.91		1.59		.91		1.59		99
27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the two months ended August 31, 2013.
(g)	For the six months ended February 28, 2014.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	125

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Equity Market Neutral Fund (“Equity Market Neutral”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”), Nuveen Large Cap Growth Fund (“Large Cap Growth”) and Nuveen Large Cap Value Fund (“Large Cap Value”), among others, and the Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) and Nuveen Growth Fund (“Growth”), among others, (each a “Fund” and collectively, the “Funds”), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as a Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Concentrated Core

Concentrated Core’s investment objective is long-term capital appreciation. The Fund pursues its objective by investing in a portfolio of 15-30 equity securities. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities. The Sub-Adviser will focus on larger capitalization companies in the Russell 1000® Index.

Core Dividend

Core Dividend’s investment objective is total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in dividend paying equity securities. Substantially all of the equity securities in which the Fund invests will be, at the time of purchase, dividend paying securities included in the Fund’s benchmark index, the Russell 1000® Index. The Sub-Adviser generally will sell a security that discontinues dividend payments, although it is not required to do so.

Equity Long/Short

Equity Long/Short’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.

Equity Market Neutral

Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market. The Fund pursues its investment objective utilizing a market neutral strategy, the goal of which is to generate absolute returns that are due primarily to stock selection, rather than the returns and direction of the stock market. The Fund implements its market neutral strategy by establishing long and short positions in a diversified portfolio of equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Russell 1000® Index at the time of purchase. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.

126	Nuveen Investments

Growth

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Core

Large Cap Core’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the Russell 1000® Index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time of purchase.

Large Cap Core Plus

Large Cap Core Plus’ investment objective is long-term capital appreciation. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. The Fund may use all or a portion of its short sales to purchase additional long positions. The Fund intends to maintain an approximate 100% net long exposure to the equity market (long market value minus short market value). However, the Fund’s long and short positions will vary in size as market opportunities change. The Fund’s long positions normally will range between 90% and 150% of the Fund’s net assets and the Fund’s short positions normally will range between 0% and 50% of the Fund’s net assets. However, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund’s long and/or short positions may be outside of these ranges. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for as long as six months and, in some cases, longer.

Large Cap Growth

Large Cap Growth’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Growth Index, at the time of purchase.

Large Cap Value

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $1.8 billion to $422 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase.

Each Fund, with the exception of Growth, may also enter into stock index futures contracts to manage cash flows into and out of the Funds.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Class B Shares

During the current fiscal period, Large Cap Value offered Class B Shares. Effective at the close of business on December 16, 2013, Class B Shares of Large Cap Value were converted to Class A Shares.

Nuveen Investments	127

Notes to Financial Statements (Unaudited) (continued)

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of February 28, 2014, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually, except Core Dividend will pay income dividends quarterly. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Large Cap Value issued Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares were not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incurred a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares were subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC was reduced to 0% at the end of six years). Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

128	Nuveen Investments

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of February 28, 2014, the Funds were not invested in any portfolio securities or derivatives, other than the repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

Nuveen Investments	129

Notes to Financial Statements (Unaudited) (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Concentrated Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$7,122,944	$—	$—	$7,122,944

Core Dividend
Long-Term Investments*:
Common Stocks	$8,724,643	$—	$—	$8,724,643

Equity Long/Short
Long-Term Investments*:
Common Stocks	$30,939,970	$—	$—	$30,939,970
Short-Term Investments:
Repurchase Agreements	—	337,986	—	337,986
Common Stocks Sold Short*	(17,592,253)	—	—	(17,592,253)
Total	$13,347,717	$337,986	$—	$13,685,703

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$20,827,183	$—	$—	$20,827,183
Short-Term Investments:
Repurchase Agreements	—	14,456,437	—	14,456,437
Common Stocks Sold Short*	(20,780,863)	—	—	(20,780,863)
Total	$46,320	$14,456,437	$—	$14,502,757

Growth
Long-Term Investments*:
Common Stocks	$41,533,254	$—	$—	$41,533,254
Short-Term Investments:
Repurchase Agreements	—	1,181,510	—	1,181,510
Total	$41,533,254	$1,181,510	$—	$42,714,764

Large Cap Core
Long-Term Investments*:
Common Stocks	$22,188,127	$—	$—	$22,188,127

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$43,392,181	$—	$—	$43,392,181
Common Stocks Sold Short*	(9,969,872)	—	—	(9,969,872)
Total	$33,422,309	$—	$—	$33,422,309

130	Nuveen Investments

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$25,203,295	$—	$—	$25,203,295

Large Cap Value
Long-Term Investments*:
Common Stocks	$353,433,058	$—	$—	$353,433,058
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	131

Notes to Financial Statements (Unaudited) (continued)

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Short Sale Transactions

Equity Long/Short, Equity Market Neutral and Large Cap Core Plus pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker expenses” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Long/Short	State Street Bank	$337,986	$(337,986)	$—
Equity Market Neutral	Fixed Income Clearing Corporation	14,456,437	(14,456,437)	—
Growth	Fixed Income Clearing Corporation	1,181,510	(1,181,510)	—
*	As of February 28, 2014, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the six months ended February 28, 2014.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

132	Nuveen Investments

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Concentrated Core
	Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	132,458	$2,992,854	12,167	$245,588
Class C	16,474	374,362	6,456	129,995
Class I	88,304	2,040,604	51,758	1,035,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	221	5,148	—	—
Class C	7	153	—	—
Class I	180	4,179	—	—
	237,644	5,417,300	70,381	1,410,583
Shares redeemed:
Class A	(8,766)	(198,438)	—	—
Class C	(710)	(16,530)	(492)	(10,282)
Class I	(4,332)	(101,665)	—	—
	(13,808)	(316,633)	(492)	(10,282)
Net increase (decrease)	223,836	$5,100,667	69,889	$1,400,301

	Core Dividend
	Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	205,668	$4,648,067	27,500	$557,454
Class C	52,142	1,176,063	5,478	111,279
Class I	38,511	876,014	51,390	1,028,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,691	38,457	—	—
Class C	188	4,239	—	—
Class I	258	5,833	—	—
	298,458	6,748,673	84,368	1,696,981
Shares redeemed:
Class A	(7,552)	(171,754)	—	—
Class C	(5)	(110)	—	—
Class I	(5,332)	(123,695)	—	—
	(12,889)	(295,559)	—	—
Net increase (decrease)	285,569	$6,453,114	84,368	$1,696,981

Nuveen Investments	133

Notes to Financial Statements (Unaudited) (continued)

	Equity Long/Short
	Six Months Ended 2/28/14		One Month Ended 8/31/13		Year Ended 7/31/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	469,759	$14,346,528	3,731	$108,812	8,850	$256,983
Class C	73,543	2,167,163	2,741	76,812	—	—
Class I	106,074	3,325,677	110,014	3,288,614	4,436	128,972
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,838	177,757	—	—	186	4,526
Class C	2,488	72,488	—	—	198	4,648
Class I	5,074	156,803	—	—	4,145	102,136
	662,776	20,246,416	116,486	3,474,238	17,815	497,265
Shares redeemed:
Class A	(43,360)	(1,339,766)	(1,190)	(34,179)	—	—
Class C	(1,050)	(30,382)	—	—	—	—
Class I	(127,734)	(3,856,330)	(370)	(10,926)	—	—
	(172,144)	(5,226,478)	(1,560)	(45,105)	—	—
Net increase (decrease)	490,632	$15,019,938	114,926	$3,429,133	17,815	$497,265

			Equity Market Neutral
			Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
			Shares	Amount	Shares	Amount
Shares sold:
Class A			644,882	$13,769,102	38,914	$804,023
Class C			73,272	1,562,474	7,675	157,237
Class I			599,024	12,866,605	641,880	12,906,008
Shares issued to shareholders due to reinvestment of distributions:
Class A			1,559	33,527	—	—
Class C			371	7,954	—	—
Class I			1,698	36,535	—	—
			1,320,806	28,276,197	688,469	13,867,268
Shares redeemed:
Class A			(19,071)	(405,019)	—	—
Class C			(7,310)	(155,052)	—	—
Class I			(140,785)	(2,992,926)	(7)	(150)
			(167,166)	(3,552,997)	(7)	(150)
Net increase (decrease)			1,153,640	$24,723,200	688,462	$13,867,118

134	Nuveen Investments

	Growth
	Six Months Ended 2/28/14		One Month Ended 8/31/13		Year Ended 7/31/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	117,727	$3,213,157	26,613	$677,863	547,147	$12,091,499
Class C	96,882	2,513,815	41,496	1,003,590	104,514	2,275,099
Class R3	—	—	—	—	277	6,085
Class I	205,698	5,792,497	19,066	491,510	355,900	8,231,713
Shares issued to shareholders due to reinvestment of distributions:
Class A	10,821	293,357	—	—	1,083	23,208
Class C	3,318	85,086	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	11,420	312,975	—	—	1,909	41,219
	445,866	12,210,887	87,175	2,172,963	1,010,830	22,668,823
Shares redeemed:
Class A	(122,519)	(3,364,236)	(8,607)	(219,473)	(622,316)	(13,680,774)
Class C	(19,455)	(507,548)	(2,280)	(54,688)	(23,903)	(533,265)
Class R3	—	—	—	—	(3,352)	(75,935)
Class I	(107,137)	(2,947,705)	(10,043)	(258,002)	(379,883)	(8,852,283)
	(249,111)	(6,819,489)	(20,930)	(532,163)	(1,029,454)	(23,142,257)
Net increase (decrease)	196,755	$5,391,398	66,245	$1,640,800	(18,624)	$(473,434)

			Large Cap Core
			Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
			Shares	Amount	Shares	Amount
Shares sold:
Class A			118,356	$2,687,643	22,320	$459,465
Class C			58,976	1,332,101	7,000	145,243
Class I			176,599	4,087,140	558,623	11,179,875
Shares issued to shareholders due to reinvestment of distributions:
Class A			1,066	24,114	—	—
Class C			457	10,208	—	—
Class I			439	9,956	—	—
			355,893	8,151,162	587,943	11,784,583
Shares redeemed:
Class A			(14,932)	(347,437)	(4)	(76)
Class C			(4)	(84)	(4)	(76)
Class I			(847)	(19,294)	(119)	(2,535)
			(15,783)	(366,815)	(127)	(2,687)
Net increase (decrease)			340,110	$7,784,347	587,816	$11,781,896

Nuveen Investments	135

Notes to Financial Statements (Unaudited) (continued)

	Large Cap Core Plus
	Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	355,308	$8,092,158	22,225	$462,000
Class C	44,596	1,030,115	2,500	50,000
Class I	217,920	5,014,264	880,314	17,759,821
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,380	54,474	—	—
Class C	236	5,384	—	—
Class I	5,464	125,633	—	—
	625,904	14,322,028	905,039	18,271,821
Shares redeemed:
Class A	(91,732)	(2,133,140)	—	—
Class C	(18)	(406)	—	—
Class I	(23,771)	(542,369)	—	—
	(115,521)	(2,675,915)	—	—
Net increase (decrease)	510,383	$11,646,113	905,039	$18,271,821

	Large Cap Growth
	Six Months Ended 2/28/14		For the period 6/17/13 (commencement of operations) through 8/31/13
	Shares	Amount	Shares	Amount
Shares sold:
Class A	368,249	$8,294,966	49,411	$1,023,423
Class C	42,791	951,905	4,017	81,551
Class I	56,776	1,279,838	556,911	11,147,276
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,320	143,696	—	—
Class C	241	5,437	—	—
Class I	275	6,266	—	—
	474,652	10,682,108	610,339	12,252,250
Shares redeemed:
Class A	(27,820)	(643,390)	(4)	(76)
Class C	(1,921)	(44,550)	(4)	(76)
Class I	(2,414)	(57,058)	(4)	(76)
	(32,155)	(744,998)	(12)	(228)
Net increase (decrease)	442,497	$9,937,110	610,327	$12,252,022

136	Nuveen Investments

	Large Cap Value
	Six Months Ended 2/28/14		Two Months Ended 8/31/13		Year Ended 6/30/13
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	358,512	$9,161,312	105,853	$2,719,078	745,677	$16,514,446
Class A – automatic conversion of Class B(1) shares	11,382	284,664	1,035	25,329	589	13,065
Class B(1) – exchanges	365	688	—	—	—	—
Class C	183,311	4,587,219	29,995	752,332	63,149	1,376,153
Class R3	528	13,414	82	2,129	884	19,227
Class I	449,931	11,796,449	82,806	2,132,240	683,832	16,131,399
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,052,056	26,162,746	—	—	142,861	2,980,083
Class B(1)	599	14,310	—	—	249	5,054
Class C	78,409	1,872,804	—	—	4,232	85,818
Class R3	—	—	—	—	—	—
Class I	192,451	4,817,455	—	—	18,306	383,136
	2,327,544	58,711,061	219,771	5,631,108	1,659,779	37,508,381
Shares redeemed:
Class A	(592,667)	(15,273,715)	(1,808,490)	(47,005,523)	(2,140,156)	(47,200,944)
Class B(1)	(17,155)	(444,092)	(1,162)	(29,288)	(17,025)	(359,242)
Class B(1) – automatic conversion to Class A shares	(11,816)	(284,664)	(1,067)	(25,329)	(606)	(13,065)
Class C	(80,881)	(2,016,241)	(28,760)	(712,751)	(195,410)	(4,216,545)
Class R3	(31)	(780)	(376)	(9,747)	(922)	(21,828)
Class I	(220,646)	(5,623,960)	(28,583)	(737,323)	(190,188)	(4,208,391)
	(923,196)	(23,643,452)	(1,868,438)	(48,519,961)	(2,544,307)	(56,020,015)
Net increase (decrease)	1,404,348	$35,067,609	(1,648,667)	$(42,888,853)	(884,528)	$(18,511,634)
(1)	Class B shares converted to Class A shares at the close of business on December 16, 2013.

5. Investment Transactions

Purchases and sales (including proceeds from securities sold short, but excluding short-term investments, where applicable) during the six months ended February 28, 2014, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Purchases	$7,149,515	$10,198,195	$42,183,687	$27,548,177	$7,414,515
Sales	1,997,619	3,790,127	33,069,948	28,901,177	4,612,874

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Purchases	$19,677,769	$48,735,087	$25,948,407	$289,904,983
Sales	11,952,413	34,499,309	16,146,234	293,262,731

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

Nuveen Investments	137

Notes to Financial Statements (Unaudited) (continued)

As of February 28, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Cost of investments	$6,542,787	$8,219,288	$29,424,165	$33,349,301	$29,482,748
Gross unrealized:
Appreciation	$601,083	$591,608	$2,232,156	$2,168,520	$13,623,061
Depreciation	(20,926)	(86,253)	(378,365)	(234,201)	(391,045)
Net unrealized appreciation (depreciation) of investments	$580,157	$505,355	$1,853,791	$1,934,319	$13,232,016

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Cost of investments	$20,196,603	$39,646,105	$23,049,011	$316,499,999
Gross unrealized:
Appreciation	$2,201,822	$4,268,926	$2,400,601	$44,004,973
Depreciation	(210,298)	(522,850)	(246,317)	(7,071,914)
Net unrealized appreciation (depreciation) of investments	$1,991,524	$3,746,076	$2,154,284	$36,933,059

Permanent differences, primarily due to foreign currency reclassification, nondeductible stock issuance costs, investment in short sales, and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2013, the Funds’ last tax year end, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Capital paid-in	$(181)	$(280)	$1,768	$(227)	$(50,332)
Undistributed (Over-distribution of) net investment income	181	280	2,203	25,902	51,393
Accumulated net realized gain (loss)	—	—	(3,971)	(25,675)	(1,061)

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Capital paid-in	$(261)	$(180)	$(251)	$—
Undistributed (Over-distribution of) net investment income	261	1,870	251	(562)
Accumulated net realized gain (loss)	—	(1,690)	—	562

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2013, the Funds’ last tax year end, were as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Undistributed net ordinary income[1]	$4,636	18,497	$4,622	$184,904	5,889
Undistributed net long-term capital gains	—	—	378,575	—	251,212

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Undistributed net ordinary income[1]	$211,882	$300,191	$165,486	$15,190,920
Undistributed net long-term capital gains	—	—	—	15,578,653
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

138	Nuveen Investments

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

June 17, 2013 (commencement of operations) through August 31, 2013	Concentrated Core	Core Dividend	Equity Market Neutral	Large Cap Core	Large Cap Core Plus	Large Cap Growth
Distributions from net ordinary income[1]	$—	$—	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—	—	—
One Month ended August 31, 2013					Equity Long/Short	Growth
Distributions from net ordinary income[1]					$—	$—
Distributions from net long-term capital gains					—	—
Two Months ended August 31, 2013						Large Cap Value
Distributions from net ordinary income[1]						$—
Distributions from net long-term capital gains						—
Year ended July 31, 2013					Equity Long/Short	Growth
Distributions from net ordinary income[1]					$—	$82,921
Distributions from net long-term capital gains					111,310	—
Year ended June 30, 2013						Large Cap Value
Distributions from net ordinary income[1]						$4,092,576
Distributions from net long-term capital gains						—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2013, the Funds’ last tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term.

Equity Long/Short
Not subject to expiration:
Short-term losses	$4,436
Long-term losses	—
Total	$4,436

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
For the first $125 million	.6500%	.5500%	1.1000%	1.1000%	.5000%	.5500%	1.0000%	.5500%	.5500%
For the next $125 million	.6375	.5375	1.0875	1.0875	.4875	.5375	.9875	.5375	.5375
For the next $250 million	.6250	.5250	1.0750	1.0750	.4750	.5250	.9750	.5250	.5250
For the next $500 million	.6125	.5125	1.0625	1.0625	.4625	.5125	.9625	.5125	.5125
For the next $1 billion	.6000	.5000	1.0500	1.0500	.4500	.5000	.9500	.5000	.5000
For net assets over $2 billion	.5750	.4750	1.0250	1.0250	.4250	.4750	.9250	.4750	.4750

Nuveen Investments	139

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2014, the complex-level fee rate for each of these Funds was .1672%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Concentrated Core	1.00%	July 31, 2016	N/A
Core Dividend	.95	July 31, 2016	N/A
Equity Long/Short	1.40	July 31, 2016	N/A
Equity Market Neutral	1.40	July 31, 2016	N/A
Growth	1.00	December 31, 2014	1.40
Large Cap Core	.95	July 31, 2016	N/A
Large Cap Core Plus	1.25	July 31, 2016	N/A
Large Cap Growth	.95	July 31, 2016	N/A
Large Cap Value	N/A	N/A	1.20

N/A – Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended February 28, 2014, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Sales charges collected	$36,925	$46,734	$78,852	$45,276	$20,310
Paid to financial intermediaries	32,033	41,334	70,919	40,669	17,652

140	Nuveen Investments

	Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Sales charges collected	$22,961	$39,157	$20,671	$90,446
Paid to financial intermediaries	20,146	34,603	18,094	79,419

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended February 28, 2014, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Commission advances	$3,463	$14,549	$27,431	$16,421	$21,179

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Commission advances		$10,128	$10,068	$5,459	$28,230

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended February 28, 2014, the Distributor retained such 12b-1 fees as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
12b-1 fees retained	$1,237	$2,969	$3,496	$3,342	$15,354

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
12b-1 fees retained		$2,797	$1,922	$1,952	$11,796

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended February 28, 2014, as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
CDSC retained	$160	$—	$—	$130	$1,579

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
CDSC retained		$—	$—	$—	$347

As of February 28, 2014, Nuveen owned shares of the Funds as follows:

	Concentrated Core	Core Dividend	Equity Long/Short	Equity Market Neutral	Growth
Class A Shares	2,500	2,500	2,302	2,500	—
Class C Shares	2,500	2,500	2,376	2,500	—
Class R3 Shares	N/A	N/A	N/A	N/A	2,125
Class I Shares	45,000	45,000	51,930	45,000	—

		Large Cap Core	Large Cap Core Plus	Large Cap Growth	Large Cap Value
Class A Shares		2,500	2,500	2,500	—
Class C Shares		2,500	2,500	2,500	—
Class R3 Shares		N/A	N/A	N/A	2,126
Class I Shares		45,000	145,000	45,000	—

N/A – Fund does not offer share class.

Nuveen Investments	141

Notes to Financial Statements (Unaudited) (continued)

8. Subsequent Events

Agreement and Plan of Merger

On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen Investments, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

142	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm* Ernst & Young LLP Chicago, IL 60606 Custodian State Street Bank & Trust Company Boston, MA 02111	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* During the current fiscal period, the Board of Trustees of the Nuveen Equity Long/Short Fund, Nuveen Growth Fund and Nuveen Large Cap Value Fund, upon recommendation of the Audit Committee, engaged Ernst & Young LLP as the Funds’ independent registered public accounting firm as PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) was dismissed effective December 23, 2013.

PricewaterhouseCoopers’ reports on the Nuveen Equity Long/Short Fund and Nuveen Growth Fund for the two most recent fiscal periods ended August 31, 2013 and July 31, 2013, and the Nuveen Large Cap Value Fund for the two most recent fiscal periods ended August 31, 2013 and June 30, 2013, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal periods ended August 31, 2013 and July 31, 2013 for the Nuveen Equity Long/Short Fund and Nuveen Growth Fund, and August 31, 2013 and June 30, 2013 for the Nuveen Large Cap Value Fund, and in each case, through the period September 1, 2013 through December 23, 2013, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	143

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

144	Nuveen Investments

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	145

Notes

146	Nuveen Investments

Notes

Nuveen Investments	147

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $221 billion as of December 31, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NLCES-0214D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: May 8, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: May 8, 2014

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: May 8, 2014